[ ** ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Exhibit 10.22
LICENSE AND SUPPLY AGREEMENT
     This License and Supply Agreement (this “Agreement”) is made this 12th day of October, 2005 (the “Effective Date”), by and between CyDex, Inc., a Delaware corporation with offices at 10513 W. 84th Terrace, Lenexa, Kansas 66214, (“CyDex”), and Proteolix, Inc., a Delaware corporation with offices at 225 Gateway Boulevard, South San Francisco, California 94080 (“Proteolix”).
Recitals
     Whereas, CyDex is engaged in the business of developing and commercializing novel drug delivery technologies designed to enhance the solubility and effectiveness of existing and development-stage drugs;
     Whereas, CyDex is the exclusive worldwide licensee of CAPTISOL®, a patented drug formulation system designed to enhance the solubility and stability of drugs;
     Whereas, Proteolix desires to obtain a license to use such patented drug formulation system in connection with its development and commercialization of a certain pharmaceutical compound and CyDex is willing to grant such license to Proteolix under the terms and conditions set forth herein; and
     Whereas, CyDex desires to sell CAPTISOL® to Proteolix, and Proteolix desires to purchase CAPTISOL® from CyDex, in accordance with the terms and conditions contained herein.
     Now, Therefore, in consideration of the following mutual promises and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties, intending to be legally bound, agree as follows:
1. Definitions.
     For the purposes of this Agreement, the terms hereunder shall have the meanings as defined below:
     1.1 “Affiliate” means, with respect to any party, any entity controlling, controlled by, or under common control with such party, during and for such time as such control exists. For these purposes, “control” shall refer to the ownership, directly or indirectly, of at least fifty percent (50%) of the voting securities or other ownership interest of the relevant entity.
     1.2 “CAPTISOL” means CAPTISOL®, also known scientifically as sulfobutylether b(beta) cyclodextrin, sodium salt.

[ ** ] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.

     1.3 “CAPTISOL Data Package” means (a) all toxicology/safety and other relevant scientific safety data owned, licensed or developed by CyDex and its Affiliates; (b) all toxicology/safety and other relevant scientific data owned, licensed or developed by the licensees or sublicensees of CyDex or its Affiliates or other third parties (to the extent permitted in the applicable license or other agreements between CyDex and/or its Affiliates and such licensees, sublicensees or other third parties) on CAPTISOL alone (and not in conjunction with a product formulation); and (c) all CMC and manufacturing process data relating to the preparation of CAPTISOL, in each case to the extent necessary or useful for the formulation of the Product.
     1.4 “CAPTISOL Improvement” means any technology or improvement specifically related to the physical properties of CAPTISOL, whether or not patentable, that is developed by Proteolix or its Affiliates or Sublicensees, solely or jointly with a third party.
     1.5 “Claim” has the meaning specified in Section 10.1.
     1.6 “Clinical Grade CAPTISOL” means CAPTISOL which (a) has been manufactured under conditions of current good manufacturing practices for bulk excipients as set forth in U.S. Pharmacopoeia <1078> or any successor thereto, (b) is intended for use in humans, and (iii) is intended for clinical trials for the Product.
     1.7 “Commercial Grade CAPTISOL” means CAPTISOL which (a) has been manufactured under conditions of current good manufacturing practices for bulk excipients as set forth in U.S. Pharmacopoeia <1078> or any successor thereto, (b) is intended for use in humans, and (iii) is intended for commercial sale of the Product.
     1.8 “Commercial Launch Date” means, in any particular country, the first commercial sale of the Product by Proteolix, or an Affiliate or Sublicensee of Proteolix to a third party.
     1.9 “Compound” means that certain pharmaceutical compound known as PR-171, owned by or licensed to Proteolix and developed and manufactured by or on behalf of Proteolix.
     1.10 “Confidential Information” has the meaning specified in Section 8.1.
     1.11 “Detailed Forecast” has the meaning specified in Section 3.2(b).
     1.12 “Disclosing Party” has the meaning specified in Section 8.1 hereof.
     1.13 “DMF” means a Drug Master File for CAPTISOL, as currently filed, or as hereafter updated from time to time, by CyDex with the FDA.
     1.14 “FDA” means the United States Food and Drug Administration, or any successor thereto.
     1.15 “Field” means the treatment of any and all diseases and conditions in humans, except: (a) for the treatment or prophylaxis of fungal infections; or (b) as a topical ocular treatment of dry eye.

[ ** ] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.

     1.16 “IND” means an Investigational New Drug application, as defined in the United States Federal Food, Drug and Cosmetics Act and the regulations promulgated thereunder, or similar application filed with an equivalent regulatory body in another country.
     1.17 “Indemnitee” has the meaning specified in Section 10.3.
     1.18 “Indemnitor” has the meaning specified in Section 10.3.
     1.19 “Initial Detailed Forecast” has the meaning specified in Section 3.2(b).
     1.20 “Licensed Patents” means all patents and patent applications in the Territory which cover CAPTISOL and which now or at any time during the Term are owned by or licensed to CyDex or any CyDex Affiliate with the right to sublicense, including any and all extensions, renewals, continuations, substitutions, continuations-in-part, divisions, patents-of-addition, reissues, reexaminations and/or supplementary protection certificates to any such patents. Set forth in Exhibit A attached hereto is a list of the Licensed Patents as of the Effective Date. Such Exhibit shall be updated by CyDex from time to time.
     1.21 “Product” means the Compound combined with or formulated using CAPTISOL in a parenteral dosage form/formulation.
     1.22 “Losses” has the meaning set forth in Section 10.1.
     1.23 “Marketing Approval” means final approval of an NDA by the FDA, or final approval of a comparable document filed with an equivalent health regulatory authority in any other country or in the European Union (using the centralized process or mutual recognition), including all required marketing, pricing or reimbursement approvals.
     1.24 “NDA” means a New Drug Application, as defined in the United States Federal Food, Drug and Cosmetics Act and the regulations promulgated thereunder; or similar application filed with an equivalent regulatory body in another country.
     1.25 “Net Sales” means gross amounts invoiced by Proteolix, its Affiliates and Sublicensees for sales of the Product in the Field, less the following: (a) normal and customary trade, quantity and/or cash discounts, allowances and rebates actually allowed or given; (b) returns and credits actually allowed for rejections, defects or recalls of Product, outdated or returned Product, or because of rebates or retroactive price reductions; (c) freight, postage, shipping insurance and other transportation expenses (if separately identified on the invoice); and (d) sales, value-added, excise or use taxes, tariffs, duties and customs fees and other taxes imposed with respect to specific sales. “Net Sales” shall not include amounts for any Product furnished to a third party for use in clinical trials and Product distributed as promotional and free goods. Furthermore, “Net Sales” shall not include amounts from sales or other dispositions of Product between Proteolix and any of its Affiliates or Sublicensees, unless such Affiliate or Sublicensee is an end-user of such Product.
     1.26 “Notice of Termination” has the meaning specified in Section 13.2.

[ ** ] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.

     1.27 “Phase 1 Trial” means those clinical trials on sufficient numbers of normal volunteers and patients that are designed to establish that a drug is safe for its intended use, and to support its continued testing in Phase 2 Trials.
     1.28 “Phase 2 Trial” means those trials in sufficient numbers of patients that are designed to establish the safety and biological activity of a drug for its intended use, and to define warnings, precautions and adverse reactions that are associated with a drug in the dosage range to be prescribed.
     1.29 “Pfizer” has the meaning specified in Section 8.5.
     1.30 “Purchase Volume Limitations” has the meaning specified in Section 3.2(c).
     1.31 “Receiving Party” has the meaning specified in Section 8.1.
     1.32 “Ql” has the meaning specified in Section 3.2(c).
     1.33 “Research Grade CAPTISOL” means CAPTISOL which has not been manufactured under required conditions of current good manufacturing practices and is not suitable for use in humans, but which meets the Specifications for Research Grade CAPTISOL.
     1.34 “Specifications” means the specifications for CAPTISOL set forth in Exhibit B hereto, as such may be amended from time to time pursuant to Section 3.4.
     1.35 “Sublicensees” has the meaning specified in Section 2.3.
     1.36 “Term” has the meaning specified in Section 13.1.
     1.37 “Testing Methods” has the meaning specified in Section 3.5(a).
     1.38 “Third-Party Manufacturer” has the meaning specified in Section 3.6.
     1.39 “Territory” means the entire world.
2. Grant of Rights.
     2.1 License Grants from CyDex to Proteolix.
          (a) Licensed Patents. Subject to the terms and conditions of this Agreement, CyDex hereby grants to Proteolix an exclusive, nontransferable license during the Term under the Licensed Patents, solely to develop, make, have made, use, market, distribute, sell, offer for sale and import the Product in the Field in the Territory. Notwithstanding the foregoing, to the extent that any Licensed Patents are licensed to CyDex or its Affiliates by a third party on a non-exclusive basis, the license granted to Proteolix in the foregoing sentence shall be exclusive as to CyDex and non-exclusive as to any third party. Proteolix may not sublicense the Licensed Patents, except as expressly set forth in Section 2.3 below. For purposes of clarification, CyDex grants no rights to Proteolix to manufacture, import, sell or offer to sell bulk CAPTISOL, except as otherwise provided in Section 3.7(c).

[ ** ] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.

          (b) CAPTISOL Data Package. Subject to the terms and conditions of this Agreement, CyDex hereby grants to Proteolix a non-exclusive, nontransferable license during the Term under CyDex’ right in and to the CAPTISOL Data Package, solely to develop, make, have made, use, market, distribute, sell, offer for sale and import the Product in the Field in the Territory. Proteolix may not sublicense its rights to the CAPTISOL Data Package, except as expressly set forth in Section 2.3 below.
     2.2 Grant of License from Proteolix to CyDex. Proteolix hereby grants to CyDex a non-exclusive, transferable, perpetual, royalty-free license, with the right to grant sublicenses, under Proteolix’, its Affiliates’ and Sublicensees’ rights in and to CAPTISOL Improvements to develop, make, have made, use, market, distribute, sell, offer for sale and import any CAPTISOL Improvement in the Territory. Proteolix shall provide prompt notice of any such CAPTISOL Improvement, and shall notify and consult with CyDex at least [ ** ] days prior to the filing of any patent application with respect to such CAPTISOL Improvement.
     2.3 Sublicensing. Proteolix shall have the right to grant sublicenses to its Affiliates and licensees of the Product (collectively “Sublicensees”) under the licenses granted to Proteolix pursuant to Section 2.1; provided that (a) each such Sublicensee has agreed to be bound by all applicable terms and obligations of the rights and licenses granted by CyDex to Proteolix under this Agreement (including, without limitation, Proteolix’ confidentiality obligations), (b) the terms and conditions of each such sublicense is consistent with and no less restrictive than the terms and conditions of this Agreement, and (c) Proteolix provides to CyDex a copy of each such sublicense agreement with respect to the Product, provided, however, Proteolix may redact any proprietary or financial terms from any such copy. If necessary to engage a third party manufacturer for the Product, Proteolix shall be permitted under this Agreement to treat any such third party manufacturer as a Sublicensee, subject to the terms of this Section 2.3. In any event, Proteolix shall procure from any third party manufacturer of the Product, such third party’s agreement that all bulk CAPTISOL supplied pursuant to this Agreement shall be used solely for the manufacture of the Product. Other than as specifically provided in and this Section 2.3, Proteolix shall not have the right to grant sublicenses to any third party under the licenses granted pursuant to Section 2.1.
     2.4 Reservation of Rights. This Agreement confers no right, license or interest by implication, estoppel, or otherwise under any patents, patent applications, know-how or other intellectual property rights of either party except as expressly set forth in this Section 2 and elsewhere in this Agreement. Each party hereby expressly retains and reserves all rights and interests with respect to patents, patent applications, know-how or other intellectual property rights not expressly granted to the other party hereunder.
3. Manufacture and Supply of CAPTISOL.
     3.1 Purchase of CAPTISOL. Proteolix agrees that Proteolix and its Affiliates and Sublicensees shall purchase CAPTISOL for use in Product exclusively from CyDex and that they shall not manufacture (or have manufactured on their behalf) CAPTISOL for such use without CyDex’ prior written consent. CyDex agrees that CyDex shall produce (or have produced for it) and sell to Proteolix one hundred percent (100%) of Proteolix’ and its Affiliates’

[ ** ] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5.

and Sublicensees’ requirements for CAPTISOL for use in Product, during the Term and subject to the provisions of this Agreement. Purchases of CAPTISOL may include Research Grade CAPTISOL, Clinical Grade CAPTISOL and/or Commercial Grade CAPTISOL. Proteolix may place orders for CAPTISOL on behalf of its Affiliates and Sublicensees; provided, however, that: (a) Proteolix shall instruct CyDex as to the location for the shipment thereof; (b) Proteolix shall guarantee payment to CyDex of all amounts payable with respect thereto; and (c) if Proteolix requests that CyDex deliver such orders to Proteolix for re-delivery thereof by Proteolix to its Affiliates or Sublicensees, Proteolix shall comply with all applicable laws, rules and regulations applicable to the transportation of CAPTISOL from Proteolix to its Affiliates and Sublicensees.
     3.2 Supply Terms.
          (a) Long-term Forecast. No later than [ ** ] months prior to the anticipated Commercial Launch Date by Proteolix or its Affiliates or Sublicensees of a Product in any particular country, Proteolix shall provide CyDex with a forecast setting forth Proteolix’ estimate of the required quantities of Commercial Grade CAPTISOL for each of the following [ ** ] years. Such long-term forecast shall thereafter be updated by Proteolix at least once every [ ** ] months.
          (b) Detailed Forecasts.
               (i) Commercial Forecasts: At least [ ** ] calendar quarters prior to the calendar quarter in which Proteolix anticipates the placement of its first order for Commercial Grade CAPTISOL, and thereafter on a calendar quarterly basis until the First Commercial Sale Date, Proteolix shall deliver to CyDex a detailed rolling forecast setting forth Proteolix’ anticipated requirements and anticipated delivery schedules for Commercial Grade CAPTISOL for the calendar quarter in which the Commercial Launch Date of a Product is anticipated to occur and, in addition, for each full calendar quarter during the [ ** ] month period following such anticipated Commercial Launch Date (the “Initial Detailed Forecast”). No later than the first day of the first full calendar quarter following the Commercial Launch Date, and no later than the first day of each full calendar quarter thereafter, Proteolix shall deliver to CyDex a detailed rolling forecast setting forth Proteolix’ anticipated requirements and anticipated delivery schedules for Commercial Grade CAPTISOL for each of the [ ** ] full calendar quarters during the [ ** ] month period following the delivery date of such forecast (each, a “Detailed Forecast”). Each Detailed Forecast shall be firm and binding on Proteolix with respect to Proteolix’ obligation to purchase quantities of Commercial Grade CAPTISOL for the [ ** ] and [ ** ] full calendar quarter in such Detailed Forecast, subject to the permissible variances set forth in Section 3.2(c) below, and estimates of Proteolix’ requirements for the [ ** ] and [ ** ] full calendar quarters in such Detailed Forecast. If Proteolix fails to provide any updated Detailed Forecast in accordance with this Section 3.2(b), the Detailed Forecast last provided by Proteolix shall be deemed to be the updated Detailed Forecast, and the next full calendar quarter estimate of Proteolix’ requirements for Commercial Grade CAPTISOL set forth in such Detailed Forecast shall be a firm and binding obligation with respect to Proteolix’ obligation to purchase Commercial Grade for such next full calendar quarter.

[ ** ] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6.

               (ii) Clinical Forecasts: Beginning [ ** ] months after the Effective Date, Proteolix shall deliver to CyDex at least every [ ** ] months, a rolling forecast of their estimated requirements for Clinical Grade CAPTISOL for so long as Proteolix requires clinical grade material during the Term. Upon commencement of the Detailed Forecast as specified in Section 3.2(b) above, the Clinical Forecast shall be incorporated, as a separate subsection, into such Detailed Forecast. The frequency of the Clinical Forecast shall then be the same as for the Detailed Forecast. The Clinical Forecast shall be for planning purposes only, and thus shall not be binding in any manner whatsoever until a PO has been placed by Proteolix for said Clinical Grade CAPTISOL and accepted by CyDex.
          (c) Detailed Forecast Variances. Each updated Detailed Forecast may modify the amount of Commercial Grade CAPTISOL estimated in the previous Detailed Forecast in accordance with the following limitations (the “Purchase Volume Limitations”):
               (i) for the first calendar quarter covered by such updated Detailed Forecast (“Ql”), no change may be made without the prior express written consent of CyDex;
               (ii) for the second calendar quarter covered by such updated Detailed Forecast, no change in excess of a [ ** ] percent [ ** ] volume increase or decrease from the prior Detailed Forecast may be made without the prior express written consent of CyDex;
               (iii) for the third calendar quarter covered by such updated Detailed Forecast, no change in excess of a [ ** ] percent [ ** ] volume increase or decrease from the prior Forecast may be made without the prior express written consent of CyDex; and
               (iv) for the fourth calendar quarter covered by such updated Detailed Forecast, no change in excess of a [ ** ] percent [ ** ] volume increase or decrease from the prior Forecast may be made without the prior express written consent of CyDex.
In each case CyDex’ consent may be conditioned on such payment or other terms as CyDex may require.
          (d) Purchase Orders. Together with each Detailed Forecast provided under Section 3.2(b) above, Proteolix shall place a firm purchase order with CyDex in a form mutually agreed upon by the parties, for Proteolix’ order of Commercial Grade CAPTISOL for Q1 delivery consistent with the Detailed Forecast. Each purchase order, for all grades of CAPTISOL, shall specify: (i) the grade of CAPTISOL ordered (i.e., Commercial Grade CAPTISOL, Clinical Grade CAPTISOL or Research Grade CAPTISOL); (ii) quantities; (iii) delivery dates; and (iv) reasonable shipping instructions. CyDex shall use commercially reasonable efforts to comply with Proteolix’ requested delivery dates; provided, however, that the purchase order is received by CyDex at least [ ** ] days prior to the stipulated delivery date. No purchase order shall be binding upon CyDex until accepted by CyDex in writing; provided, however, that CyDex shall accept such orders for Commercial Grade CAPTISOL from Proteolix to the extent that the quantities of CAPTISOL ordered do not exceed the Purchase Volume Limitations. CyDex shall not be obligated to accept such orders to the extent that the quantities of Commercial Grade CAPTISOL ordered exceed the Purchase Volume Limitations, but CyDex shall use good faith efforts to fill such orders for such excess quantities from available supplies.

[ ** ] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.

If CyDex, despite the use of good faith efforts, is unable to supply such quantities that exceed the Purchase Volume Limitations to Proteolix, such inability to supply shall not be deemed to be a breach of this Agreement by CyDex or a failure by CyDex to supply for any purpose. Ordered quantities of Commercial Grade CAPTISOL shall be specified in multiples of [ ** ] kilograms, subject to a minimum order quantity of [ ** ] kilograms. CyDex shall use reasonable efforts to notify Proteolix within [ ** ] business days after its receipt of Proteolix’ purchase order of its ability to fill any amounts of such order that are in excess of the Purchase Volume Limitations. If any purchase order or other document submitted by Proteolix hereunder or any other document passing between the parties contains terms or conditions in addition to or inconsistent with the terms of this Agreement, the terms of this Agreement shall control and prevail and such additional or inconsistent terms are hereby expressly rejected.
     3.3 Delivery. CyDex shall deliver to Proteolix or Proteolix’ designee each order of CAPTISOL, packed for shipment in accordance with CyDex’ customary practices and the Specifications, CIP Proteolix designated location (Incoterms 2000). Title and risk of loss and/or damage to CAPTISOL shall pass to Proteolix upon delivery of CAPTISOL to Proteolix or Proteolix’ designee at Proteolix’s designed location. CyDex acknowledges the inherent risk that a batch of CAPTISOL may be lost in production or shipment, and CyDex agrees to maintain an inventory of CAPTISOL sufficient to supply at least [ ** ] days worth of Proteolix’ requirements in the event of production or delivery delays.
     3.4 Modified Specifications. CyDex shall have the right to change the Specifications from time to time during the Term; provided that such change has no adverse effect or consequence on Proteolix’ development or commercialization of the Product including, for example, an effect or consequence that requires Proteolix to conduct any clinical study requested by the FDA or other regulatory agency. Any change in the Specifications that would have an adverse effect or consequence on Proteolix’ development or commercialization of the Product will require Proteolix’ prior written consent. In the event that CyDex desires to change the Specifications, CyDex shall give Proteolix at least [ ** ] days notice. CyDex shall cooperate with Proteolix to have any change approved by the FDA and other regulatory agencies having jurisdiction. In the event that the FDA or another regulatory agency having jurisdiction requires Proteolix to implement any changes to the Specifications, CyDex shall use all reasonable efforts to make such changes. CyDex shall promptly advise Proteolix as to any lead-time changes or other terms that may result from a change to the Specifications, including but not limited to price adjustments necessary to enable CyDex to recover costs it actually incurred for materials already purchased by CyDex expressly for Proteolix, its Affiliates or Sublicensees and rendered unusable by a change in Specifications requested by Proteolix or as necessary to comply with government regulatory requirements with respect to the Product If a regulatory agency requires a change to the Specifications where such change is specific to CAPTISOL and not specific to the Product then CyDex shall be responsible for the costs incurred to generate such unique, modified Specifications.
     3.5 Quality Control; Acceptance and Rejection.
          (a) Quality Control. CyDex shall conduct or have conducted quality control testing of CAPTISOL prior to shipment in accordance with the Specifications and other CyDex-

[ ** ] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

8.

approved quality control testing procedures (the “Testing Methods”). CyDex shall retain or have retained accurate and complete records pertaining to such testing. Each shipment of CAPTISOL hereunder shall be accompanied by a certificate of analysis for each lot of CAPTISOL therein.
          (b) Acceptance Testing. Proteolix shall have a period of [ ** ] days after the date of receipt to test or cause to be tested CAPTISOL supplied under this Agreement. Proteolix or its designee shall have the right to reject any shipment of CAPTISOL that does not conform in all material respects with the Specifications at the time of delivery pursuant to Section 3.3 hereof when tested in accordance with the Testing Methods. All shipments of CAPTISOL shall be deemed accepted by Proteolix unless CyDex receives written notice of rejection from Proteolix within such [ ** ] day period, describing the reasons for the rejection in reasonable detail. Once a delivery of CAPTISOL is accepted or deemed accepted hereunder, Proteolix shall have no recourse against CyDex in the event CAPTISOL is subsequently deemed unsuitable for use for any reason, except as provided in Sections 7.4 and 10 below.
          (c) Confirmation. CyDex shall notify Proteolix as soon as reasonably practical (but in any event within [ ** ] days) after its receipt of a notice of rejection from Proteolix pursuant to Section 3.5(b) above, whether CyDex accepts Proteolix’ basis for rejection and Proteolix shall cooperate with CyDex in determining whether such rejection was necessary or justified. If the parties are unable to agree as to whether a shipment of CAPTISOL supplied by CyDex or its Third-Party Manufacturer hereunder meets the Specifications, such question shall be submitted to an independent quality control laboratory mutually agreed upon by the parties. The findings of such independent laboratory shall be binding upon the parties. The cost of the independent quality control laboratory shall be borne by the party whose results are shown by such laboratory to have been incorrect.
          (d) Return or Destruction of Rejected Shipments. Proteolix may not return or destroy any batch of CAPTISOL until it receives written notification from CyDex that CyDex does not dispute that the batch fails to meet the Specifications; provided that if Proteolix does not receive such written notice within [ ** ] days after its delivery of a notice of rejection to CyDex pursuant to Section 3.5(b) above, CyDex shall be deemed to agree that such batch fails to meet the Specifications. CyDex will indicate in its notice either that Proteolix is authorized to destroy the rejected batch of CAPTISOL or that CyDex requires return of the rejected CAPTISOL. Upon written authorization from CyDex to do so, Proteolix shall promptly destroy the rejected batch of CAPTISOL and provide CyDex with written certification of such destruction. Upon receipt of CyDex’ request for return, Proteolix shall promptly return the rejected batch of CAPTISOL to CyDex. In each case, CyDex will reimburse Proteolix for the documented, reasonable costs associated with the destruction or return of the rejected CAPTISOL.
          (e) Refund or Replacement. Proteolix shall not be required to pay any invoice with respect to any shipment of CAPTISOL properly rejected pursuant to this Section 3.5. Notwithstanding the foregoing, Proteolix shall be obligated to pay in full for any rejected shipment of CAPTISOL that is subsequently determined to meet the Specifications in accordance with Section 3.5(c), irrespective of whether Proteolix has already paid CyDex for a replacement shipment. If Proteolix pays in full for a shipment of CAPTISOL and subsequently

[ ** ] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

9.

properly rejects such shipment in accordance with this Section 3.5, Proteolix shall be entitled, upon confirmation that such shipment failed to meet the Specifications in all material respects, either: (i) to a refund or credit equal to the purchase price paid with respect to such rejected shipment; or (ii) to require CyDex to replace such rejected shipment at no additional cost to Proteolix. Proteolix acknowledges and agrees that, except for the indemnification obligations set forth in Section 10 below, Proteolix’ rights to a refund or credit for or to receive replacement of properly rejected shipments of CAPTISOL hereunder shall be Proteolix’ sole and exclusive remedy, and CyDex’ sole obligation, with respect to non-conforming CAPTISOL delivered hereunder.
          (f) Exceptions. Proteolix’ rights of rejection, return, refund and replacement set forth in this Section 3.5 shall not apply to any CAPTISOL that is non-conforming due to damage caused by Proteolix, its Affiliates or Sublicensees or their respective employees or agents, including but not limited to, misuse, neglect, improper storage, transportation or use beyond any dating provided.
     3.6 Facilities and Inspections. Without limiting CyDex’ responsibility under this Agreement, CyDex shall have the right at any time to satisfy its supply obligations to Proteolix hereunder either in whole or in part through arrangements with third parties engaged to perform services or supply facilities or goods in connection with the manufacture or testing of CAPTISOL (each, a “Third-Party Manufacturer”). CyDex shall give Proteolix prior written notice of any such arrangement. CyDex shall permit no more than [ ** ] of Proteolix’ authorized representatives, during normal working hours and upon reasonable prior notice to CyDex but in no event less than [ ** ] days prior notice, to inspect that portion of all CyDex facilities utilized for the manufacture, preparation, processing, storage or quality control of CAPTISOL or such facilities of any Third-Party Manufacturer, no more frequently than [ ** ] per calendar year. Notwithstanding the foregoing, CyDex agrees to reasonably cooperate, and shall require any Third-Party Manufacturer to reasonably cooperate, with all regulatory authorities and shall submit to reasonable CAPTISOL-related inspections by such authorities. With respect to inspection of the facilities of a Third Party Manufacturer by Proteolix, its Affiliates or Sublicensees, Proteolix shall be responsible for any reasonable fees charged by CyDex’ Third Party Manufacturer in connection with such inspections (as of the Effective Date, [ ** ] Dollars [ ** ] per person per day). Proteolix’ authorized representatives shall be accompanied by CyDex personnel at all times, shall be qualified to conduct such manufacturing audits, shall comply with all applicable rules and regulations relating to facility security, health and safety, and shall execute a written confidentiality agreement with terms at least as restrictive as those set forth in Section 8 (Confidentiality) hereof. In no event shall any such manufacturing audit exceed [ ** ] days in duration. Proteolix shall ensure that its authorized representatives conduct each manufacturing audit in such a manner as to not interfere with the normal and ordinary operation of CyDex or its Third-Party Manufacturer. Except as expressly set forth in this Section 3.6, neither Proteolix nor its Affiliates, sublicensees or their respective employees or representatives shall have access to CyDex’ facilities or the facilities of any Third-Party Manufacturer.

[ ** ] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

10.

     3.7 Inability to Supply.
          (a) Notice. CyDex shall notify Proteolix if CyDex is unable to supply the quantity of (i) Commercial Grade CAPTISOL ordered by Proteolix in accordance with the Purchase Volume Limitations set forth in Section 3.2(c) or (ii) Research Grade CAPTISOL or Clinical Grade CAPTISOL ordered by Proteolix as set forth in Section 3.2(d) above: (1) within [ ** ] days after CyDex’ receipt of a purchase order from Proteolix as provided in Section 3.2(d); or (2) immediately upon becoming aware of an event of force majeure or any other event that would render CyDex unable to supply to Proteolix the quantity of CAPTISOL that CyDex is required to supply hereunder.
          (b) Allocation. If CyDex is unable to supply to Proteolix the quantity of CAPTISOL that CyDex is required to supply hereunder, CyDex (i) shall allocate its available CAPTISOL among Proteolix and any other purchasers of CAPTISOL with which CyDex then has an on-going contractual relationship, in proportion to the quantity of CAPTISOL for which each of them has orders pending at such time and (ii) shall take all reasonable steps necessary to minimize supply delays.
          (c) Right to Manufacture. If CyDex is not able to supply CAPTISOL to Proteolix which meets Specifications or in the quantity requirements for CAPTISOL ordered in accordance with this Section 3, Proteolix shall be entitled to manufacture CAPTISOL but only for Proteolix’ clinical use, marketing, sale and distribution of the Product. Notwithstanding the above, Proteolix may exercise such right to manufacture CAPTISOL only if (i) CyDex’ inability to supply CAPTISOL could reasonably be expected to result in a period of time during which no CAPTISOL would be available to Proteolix for the clinical use, marketing, sale and distribution of the Product, (ii) there is no reason to believe that CyDex would be able to re-start manufacture of CAPTISOL more quickly than Proteolix or Proteolix’ designee could start manufacture of CAPTISOL, and (iii) CyDex’ inability to supply CAPTISOL did not result, wholly or in part, from factors within the control of CyDex.
4. Compensation.
     4.1 Payments and Royalties for Licenses.
          (a) One-Time Fee. Proteolix shall pay to CyDex a [ ** ] one-time fee of [ ** ] dollars ($[ ** ]) in partial consideration of the rights granted Proteolix under this Agreement, which amount shall be due and payable in full upon the Effective Date.
          (b) Milestone Payments. Pursuant to Section 5.2(a), written notice of each of the milestone events listed below with respect to the Product shall be provided to CyDex, and within [ ** ] days after such written notice of each of the milestone events, Proteolix shall pay to CyDex the applicable non-refundable milestone fee listed next to each such event in further consideration of the rights granted Proteolix hereunder. The milestone payments are as follows:

Milestone	Milestone Payment
[ ** ]	[ ** ]

[ ** ] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

11.

Milestone	Milestone Payment
[ ** ]	[ ** ]
[ ** ]	[ ** ]
[ ** ]	[ ** ]
[ ** ]	[ ** ]
[ ** ]	[ ** ]
Upon first achievement of [ ** ] in annual Net Sales of Product	[ ** ]
Upon first achievement of [ ** ] in annual Net Sales of Product	[ ** ]
Upon first achievement of [ ** ] in annual Net Sales of Product	[ ** ]
          (c) Royalties.
               (i) In addition to amounts payable pursuant to Sections 4.1(a) and 4.1(b) above, Proteolix shall make royalty payments to CyDex on a calendar quarterly basis, in an amount equal to the appropriate royalty rate, according to the following rate schedule, to the applicable Net Sales during such quarter arising from the sale of the Product in the Territory. All royalties payable to CyDex pursuant to this Section 4.1(c)(i) shall be due and payable within [ ** ] days after receipt of the Quarterly Report as set forth in Section 5.2(a).

Aggregate Net Sales in
Each Calendar Year	Royalty Rate
Up to, and including, [ ** ]	[ ** ]
[ ** ] to [ ** ]	[ ** ]
[ ** ] to [ ** ]	[ ** ]
Above [ ** ]	[ ** ]
For clarity, the royalty rates set forth above in Section 4.1(c) shall be applied to the total Net Sales of Product falling within the applicable range of aggregate annual Net Sales during the quarter. For example, if at the end of the first quarter of a particular calendar year, aggregate Net Sales of such Product was [ ** ], then sales representing the first [ ** ] in such first quarter would be subject to the [ ** ] royalty rate and the remaining [ ** ] would be subject to the [ ** ] royalty rate under Section 4.1(c). In subsequent quarters of the same calendar year, all sales of Product would be subject to the [ ** ] royalty rate until total aggregate sales of Product in such calendar year reached [ ** ], at which point all further sales of Product up to [ ** ] would be subject to the [ ** ] royalty rate. For aggregate sales exceeding [ ** ] in the same calendar year, such sales of Product would be subject to the [ ** ] royalty rate.

[ ** ] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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               (ii) The obligation of Proteolix to pay royalties to CyDex under this Section 4.1(c) shall commence on the first Commercial Launch Date of the Product in the Field in the Territory and continue, on a country-by-country basis, (1) until the expiration of the last to expire patent within the Licensed Patents in such country, and (2) after the period described in (1), a period of [ ** ] years with royalties to be calculated on aggregate annual Net Sales at a rate equal to [ ** ] percent [ ** ] of the royalty rates set forth in Section 4.1(c)(i) above. Thereafter, Proteolix shall have a paid up, royalty-free license with respect to the Product in the Field.
     4.2 Pricing for CAPTISOL.
          (a) Pricing. The purchase prices for CAPTISOL are as specified in Exhibit C attached hereto. CyDex reserves the right to increase the purchase prices set forth on Exhibit C on each January 1 during the Term, by written notice to Proteolix, by a percentage equal to the aggregate percentage increase, if any, in the Producer Price Index PCU325412 (Pharmaceutical preparations) as reported by the Bureau of Labor Statistics, U.S. Department of Labor, for the twelve (12) month period ending October 31 of the prior year. If Proteolix fails to place a firm purchase order for any Q1 for a quantity of Commercial Grade CAPTISOL to be delivered during such Q1 equal to or greater than the quantity of Commercial Grade CAPTISOL Proteolix is obligated to purchase pursuant to the applicable Detailed Forecast, allowing for the variances as defined in Section 3.2(c), CyDex may adjust the purchase price of Commercial Grade CAPTISOL ordered under this Agreement so as to permit CyDex to recover all reasonable costs and expenses incurred by CyDex in reliance upon Proteolix’ binding obligation, including but not limited to the costs of the raw materials and supplies of CAPTISOL acquired or used in contemplation of fulfilling such order.
          (b) Invoicing; Payment. CyDex shall invoice Proteolix upon shipment of each order of CAPTISOL. All invoices shall be sent to the address specified in the applicable purchase order, and each invoice shall state the purchase price for CAPTISOL in such shipment, plus any insurance, taxes, shipping costs or other costs incidental to such purchase or shipment initially paid by CyDex but to be borne by Proteolix hereunder; provided, however, that if such insurance, taxes, shipping costs or other costs incidental to such purchase or shipment initially paid by CyDex but to be borne by Proteolix are not known at the time CyDex invoices Proteolix for the purchase price for the CAPTISOL ordered by Proteolix, CyDex may invoice such costs at a later date. Payment of such invoices shall be made within [ ** ] days after the date of delivery of such invoice pursuant to Section 14.7.
     4.3 Currency. All amounts due hereunder are stated in, and shall be paid in, U.S. dollars. Net Sales based on foreign revenue will be converted to U.S. dollars at the rate of exchange published in The Wall Street Journal, Eastern U.S. Edition on the last day of each calendar quarter. Proteolix shall provide CyDex, together with each royalty payment owed pursuant to Section 4.1(c) above, a schedule detailing the calculation of Net Sales resulting from the conversion of foreign revenue to U.S. dollars as set forth herein.
     4.4 Taxes. All amounts due hereunder exclude all applicable sales, use, and other taxes, and Proteolix will be responsible for payment of all such taxes (other than taxes based on CyDex’ income), fees, duties, and charges, and any related penalties and interest, arising from

[ ** ] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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the payment of amounts due hereunder or the sublicense or license, as the case may be, under the Licensed Patents hereunder. Proteolix shall make all payments to CyDex hereunder free and clear of, and without reduction for, any withholding taxes; any such taxes imposed on payments of amounts to CyDex hereunder will be Proteolix’ sole responsibility, and Proteolix will provide CyDex with official receipts issued by the appropriate taxing authority, or such other evidence as the CyDex may reasonably request, to establish that such taxes have been paid. Proteolix shall indemnify and hold CyDex harmless from any and all such taxes and any actions brought against CyDex by any taxing authority with respect to such taxes.
     4.5 Late Payments. Unpaid balances shall accrue interest, from due date until paid, at a rate equal to the lesser of (a) the prime rate, as reported in The Wall Street Journal, Eastern U.S. Edition, on the date such payment is due, plus an additional [ ** ] percent [ ** ] or (b) the maximum rate permitted under applicable law. If any amount due hereunder and not subject to a reasonable, good-faith dispute by Proteolix remains outstanding for more than [ ** ] days after its due date, CyDex may, in addition to any other rights or remedies it may have, refuse to ship CAPTISOL hereunder except upon payment by Proteolix in advance.
5. Records; Reports; Audit.
     5.1 Records. During the Term and for a period of [ ** ] years thereafter, Proteolix shall, and shall require its Affiliates and Sublicensees to, maintain complete and accurate records relating to (a) subject enrollment in clinical studies for the Product; (b) the achievement of each of the milestone events set forth in Section 4.1(b) above; and (c) Net Sales of Product.
     5.2 Reports.
          (a) Quarterly Reports. Within [ ** ] calendar days following the conclusion of each calendar quarter during the Term, Proteolix shall provide CyDex with a written report with respect to such calendar quarter that (i) indicates subject enrollment numbers during such calendar quarter with respect to clinical studies conducted by Proteolix, its Affiliates or Sublicensees for the Product; (ii) sets forth the achievement of each of the milestone events set forth in Section 4.1(b) above during such calendar quarter whether achieved by Proteolix, its Affiliates and Sublicensees, and (iii) sets forth in reasonable detail complete and accurate records of Proteolix’, its Affiliates’ and Sublicensees’ Net Sales of the Product in the Territory during such calendar quarter.
          (b) Annual Reports. Annually, by December 1st of each calendar year during the Term, Proteolix shall provide CyDex with a written report that: (i) sets forth the achievement of each of the milestone events set forth in Section 4.1(b) above during such calendar year whether achieved by Proteolix, its Affiliates or Sublicensees; (ii) sets forth Proteolix’ anticipated requirements of CAPITSOL for preclinical and clinical use during the next calendar year; (iii) sets forth in reasonable detail complete and accurate records of Proteolix’, its Affiliates’ and Sublicensees’ Net Sales of the Product in the Territory during such calendar year.
     5.3 Audit. During the Term and for a period of [ ** ] years thereafter, CyDex shall have the right, during normal business hours and upon reasonable notice but no more often than [ ** ] per year, to inspect and audit Proteolix’, its Affiliates’ and Sublicensees’ records relevant to

[ ** ] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Net Sales. The costs of such audits shall be borne solely by CyDex; provided, however, that in the event such an audit reveals an underpayment by Proteolix of royalties owed hereunder of more than [ ** ] percent [ ** ], Proteolix shall immediately (i) pay CyDex all amounts by which Proteolix has underpaid CyDex as revealed by the audit, plus interest accrued thereon (from the applicable original due date) at the rate set forth in Section 4.5 above and (ii) reimburse CyDex for the costs of such audit. In the event such an audit reveals an overpayment by Proteolix of royalties owed hereunder, CyDex shall immediately credit all amounts by which Proteolix has overpaid CyDex as revealed by the audit against any amounts owed by Proteolix to CyDex in the next payment period. All information concerning royalty payments and reports, and any information learned in the course of any audit or inspection under this Section 5.3, shall be deemed to be Confidential Information of Proteolix, subject to the terms and provisions of Section 8 (Confidentiality) below, except to the extent necessary for CyDex to enforce its rights under this Agreement.
6. Development and Commercialization by Proteolix.
     6.1 Diligence. Proteolix agrees that, during the Term, it will use, and shall require its Affiliates and Sublicensees to use, commercially reasonable efforts to conduct clinical development of the Product, to obtain Marketing Approval in the United States, Japan and the European Union, and to market, promote, and sell the Product thereafter in each country in which Marketing Approval is obtained, in an effort to maximize Net Sales and, thus, royalties payable under this Agreement.
     6.2 Costs and Expenses. Proteolix shall be solely responsible for all costs and expenses related to its development and commercialization of the Product, including without limitation costs and expenses associated with all preclinical activities and clinical trials, and all regulatory filings and proceedings relating to the Product.
     6.3 Preclinical In Vivo Studies. If Proteolix wishes to conduct any preclinical in vivo study utilizing CAPTISOL (administered alone or in conjunction with the Compound) at doses greater than those set forth in Exhibit D, Proteolix shall notify CyDex of any such study and of the protocol therefor in writing at least [ ** ] days prior to commencing such study. If CyDex determines in its reasonable good faith determination that such study would materially adversely affect a product utilizing CAPTISOL, CyDex shall notify Proteolix within [ ** ] days after receipt of such notice and protocol from Proteolix, and the parties shall discuss and attempt to resolve the matter in good faith. If the parties cannot resolve such matter within [ ** ] days after CyDex notifies Proteolix of such determination, then the dispute shall be presented to the chief executive officer of each party, or his or her respective designee, for resolution. If the parties’ chief executive officers, or their respective designees, cannot resolve the dispute within [ ** ] days after being requested by a party to resolve such dispute, either party may initiate a short-form arbitration proceeding pursuant to Section 14.4(b) (Short-Form Arbitration) below. If CyDex determines in its reasonable good faith determination that such study would not materially adversely affect a product utilizing CAPTISOL, CyDex shall notify Proteolix within [ ** ] days following receipt of Proteolix’ notice. Proteolix agrees to (a) immediately inform CyDex if any adverse effects are observed and ascribed to CAPTISOL in any study conducted

[ ** ] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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under this Section 6.3, and (b) provide CyDex with copies of the final and full reports of all studies conducted under this Section 6.3, promptly upon completion thereof.
     6.4 Right of Reference. Proteolix shall have the right to reference the DMF solely in connection with Proteolix’ regulatory filings submitted in connection with obtaining Marketing Approval for the Product.
     6.5 Access to Proteolix’ Data. CyDex shall have the right to reference and utilize all toxicology/safety and other relevant scientific data developed on CAPTISOL alone (and not in conjunction with a product formulation) by Proteolix, its Sublicensees or Affiliates in connection with CyDex’ development and commercialization of CAPTISOL, at no cost to CyDex. Upon request by CyDex, Proteolix shall either provide CyDex with a copy of all such data or shall make such data accessible to CyDex at such times and locations mutually agreed upon by the parties.
7. Regulatory Matters.
     7.1 CAPTISOL Information Submitted for Regulatory Review. Except as otherwise set forth herein, Proteolix shall be solely responsible for all communications with regulatory agencies in connection with the Product. Notwithstanding the foregoing, Proteolix shall provide CyDex with copies of the portions of all regulatory submissions containing CAPTISOL data alone (and not in conjunction with any product formulation) [ ** ] days prior to submission and shall allow CyDex to review and comment upon said submissions. If CyDex determines in its reasonable good faith determination that any such submission would materially adversely affect a product utilizing CAPTISOL, CyDex shall notify Proteolix within [ ** ] days after receipt of such submission, and the parties shall discuss and attempt to resolve the matter in good faith. If the parties cannot resolve such matter within [ ** ] days after CyDex notifies Proteolix of such a determination, then the dispute shall be presented to the chief executive officer of each party, or his or her respective designee, for resolution. If the parties’ chief executive officers, or their respective designees, cannot resolve the dispute within [ ** ] days after being requested by a party to resolve such dispute, either party may initiate a short-form arbitration proceeding pursuant to Section 14.4(b) below. Proteolix shall inform CyDex of meetings with the FDA (or other regulatory agencies in the Territory) regarding the Product [ ** ] days prior to such event and shall allow CyDex to participate in any FDA (or other regulatory agency) review that might reasonably include inquiries regarding CAPTISOL. If Proteolix submits written responses to the FDA that include data on CAPTISOL alone, CyDex shall be permitted to review such written materials prior to submission. If CyDex reasonably objects to the contents of such written responses relating to CAPTISOL, the parties agree to cooperate in working toward a reasonable and mutually agreeable response.
     7.2 Material Safety. CyDex shall provide Proteolix, in writing, from time to time, with (a) relevant information currently known to it regarding handling precautions, toxicity and hazards with respect to CAPTISOL, and (b) the then-current material safety data sheet for CAPTISOL. Notwithstanding the foregoing or anything in this Agreement to the contrary, Proteolix is solely responsible for (i) use of all documentation provided by CyDex, including without limitation, use in any regulatory submission to the FDA or any other regulatory agency

[ ** ] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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in the Territory, (ii) document control and retention, and (iii) determining the suitability of any documentation provided by CyDex hereunder for use in any regulatory submission.
     7.3 Adverse Event Reporting.
          (a) Proteolix shall adhere, and shall require that its Affiliates, Sublicensees, co-marketers and distributors adhere, to all requirements of applicable law and regulations that relate to the reporting and investigation of any adverse event, including without limitation an unfavorable and unintended confirmed diagnosis, symptom, sign, syndrome or disease, whether or not considered CAPTISOL or Product-related, which occurs or worsens following administration of CAPTISOL or Product. Proteolix shall provide CyDex with copies of all reports of any such adverse event directly involving CAPTISOL that results in death, is life-threatening, requires or prolongs inpatient hospitalization, results in disability, congenital anomaly or is medically important (i.e., may require other medical or surgical intervention to prevent other serious criteria from occurring) which Proteolix has reason to believe are associated with CAPTISOL within [ ** ] business days following Proteolix’ (a) submission of any such report to any regulatory agency, or (b) receipt from its Sublicensee, co-marketer or distributor of any such report to any regulatory agency, as the case may be. Proteolix shall also advise CyDex regarding any proposed labeling or registration dossier changes affecting CAPTISOL. Reports from Proteolix shall be delivered to the attention of Vice President, Chief Scientific Officer, CyDex, with a copy to CEO, CyDex, at the address set forth in Section 14.7 (Notices). The parties shall mutually cooperate with regard to investigation of any such serious adverse event which is believed to be directly associated with CAPTISOL, whether experienced by Proteolix, CyDex or any other Affiliate, Sublicensee, co-marketer or distributor of CyDex or Proteolix.
          (b) CyDex shall adhere, and shall require that its Affiliates, Sublicensees, co-marketers and distributors adhere, to all requirements of applicable law and regulations that relate to the reporting and investigation of any adverse event, including without limitation an unfavorable and unintended confirmed diagnosis, symptom, sign, syndrome or disease, whether or not considered CAPTISOL-related, which occurs or worsens following administration of CAPTISOL alone or upon administration of a CAPTISOL-enabled formulated product. CyDex shall provide Proteolix with copies of all reports, some content of which may be redacted solely to protect the confidential information of third parties, of any such adverse event directly involving CAPTISOL that results in death, is life-threatening, requires or prolongs inpatient hospitalization, results in disability, congenital anomaly or is medically important (i.e., may require other medical or surgical intervention to prevent other serious criteria from occurring) which CyDex has reason to believe are associated with CAPTISOL within [ ** ] business days following CyDex’ (a) submission of any such report to any regulatory agency, or (b) receipt from its Sublicensee, co-marketer or distributor of any such report to any regulatory agency, as the case may be. Reports from CyDex shall be delivered to the attention of Vice President of Development, Proteolix, with a copy to Chief Scientific Officer, Proteolix, at the address set forth in Section 14.7 (Notices). The parties shall mutually cooperate with regard to investigation of any such serious adverse event which is believed to be directly associated with CAPTISOL, whether experienced by Proteolix, CyDex or any other Affiliate, Sublicensee, co-marketer or distributor of CyDex or Proteolix. Such written notification to Proteolix as well as assistance

[ ** ] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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with any resulting investigation shall be provided in a manner such that no third party confidential information is compromised in doing so by either Proteolix or CyDex.
     7.4 Product Recalls. If any CAPTISOL should be alleged or proven not to meet the Specifications, Proteolix shall notify CyDex immediately, and both parties shall cooperate fully regarding the investigation and disposition of any such matter. If Proteolix should deem it appropriate to recall any Product and such recall is due to the failure of CAPTISOL to conform to the relevant Specifications at the time of delivery by CyDex, then CyDex agrees, upon substantiation thereof, to bear all reasonable direct costs associated with said recall, including refund of the purchase price for such CAPTISOL and the actual cost of conducting the recall in accordance with the recall guidelines of the applicable governmental authority. Proteolix shall in all events be responsible for conducting any such recalls with respect to the Product and shall maintain records of all sales of Product and customers sufficient to adequately administer any such recall, for a period of [ ** ] years after expiration or termination of this Agreement.
8. Confidentiality.
     8.1 Definition. Proteolix and CyDex each recognizes that during the Term, it may be necessary for a party (the “Disclosing Party”) to provide Confidential Information to the other party (the “Receiving Party”) that is highly valuable, the disclosure of which would be highly prejudicial to the Disclosing Party. The disclosure and use of Confidential Information will be governed by the provisions of this Section 8. Neither Proteolix nor CyDex shall use the other’s Confidential Information except as expressly permitted in this Agreement. For purposes of this Agreement, “Confidential Information” means all information disclosed by the Disclosing Party to the Receiving Party and designated in writing by the Disclosing Party as “Confidential” (or equivalent), and all material disclosed orally which is declared to be confidential by the Disclosing Party at the time of such disclosure and confirmed in a writing marked as “Confidential” (or equivalent) and delivered to the Receiving Party within thirty (30) days after such disclosure, including but not limited to product specifications, data, know-how, formulations, product concepts, sample materials, business and technical information, financial data, batch records, trade secrets, processes, techniques, algorithms, programs, designs, drawings, and any other information related to a party’s present or future products, sales, suppliers, customers, employees, investors or business. Without limiting the generality of the foregoing, CyDex’ Confidential Information includes all materials provided as part of the CAPTISOL Data Package.
     8.2 Obligation. The Receiving Party agrees that it will disclose the Disclosing Party’s Confidential Information to its own officers, employees, consultants and agents only if and to the extent necessary to carry out its responsibilities under this Agreement or in accordance with the exercise of its rights under this Agreement, and such disclosure shall be limited to the maximum extent possible consistent with such responsibilities and rights. The Receiving Party shall not disclose Confidential Information of the Disclosing Party to any third party without such Disclosing Party’s prior written consent, and any such disclosure to a third party shall be pursuant to the terms of a non-disclosure agreement no less restrictive than this Section 8. The Receiving Party shall take such action to preserve the confidentiality of the Disclosing Party’s Confidential Information as it would customarily take to preserve the confidentiality of its own

[ ** ] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Confidential Information (but in no event less than a reasonable standard of care). The Receiving Party, upon the Disclosing Party’s request, will return all of the Disclosing Party’s Confidential Information, including all copies and extracts of documents, within sixty (60) days of the request, and in any event, promptly following the expiration or termination of this Agreement; provided, however; that each party may retain one archival copy of such Confidential Information solely to be able to monitor its obligations that survive under this Agreement.
     8.3 Exceptions. The use and non-disclosure obligations set forth in this Section 8 shall not apply to any Confidential Information, or portion thereof, that the Receiving Party can demonstrate:
               (i) at the time of disclosure is in the public domain;
               (ii) after disclosure, becomes part of the public domain, by publication or otherwise, through no fault of the Receiving Party;
               (iii) is in the Receiving Party’s possession prior to receipt from the Disclosing Party as long as obtained lawfully;
               (iv) is made available to the Receiving Party by an independent third party, provided, however, that to the Receiving Party’s knowledge, such information was not obtained by said third party, directly or indirectly, from the Disclosing Party hereunder; or
               (v) is developed by Receiving Party without use of, application of or access to the Disclosing Party’s Confidential Information as evidenced by the Receiving Party’s records.
     In addition, the Receiving Party may disclose information that is required to be disclosed by law, by a valid order of a court or by order or regulation of a governmental agency including but not limited to, regulations of the United States Securities and Exchange Commission, or in the course of litigation, provided that in all cases the Receiving Party shall give the other party prompt notice of the pending disclosure and makes a reasonable effort to obtain, or to assist the Disclosing Party in obtaining, a protective order preventing or limiting the disclosure and/or requiring that the Confidential Information so disclosed be used only for the purposes for which the law or regulation required, or for which the order was issued.
     8.4 Injunction. Each party agrees that should it breach or threaten to breach any provisions of this Section 8, the Disclosing Party may suffer irreparable damages and its remedy at law may be inadequate. Upon any breach or threatened breach by the Receiving Party of this Section 8, the Disclosing Party shall be entitled to seek injunctive relief in addition to any other remedy which it may have, without need to post any bond or security.
     8.5 Third Party Information. Proteolix acknowledges that CyDex’ Confidential Information includes information developed by Pfizer, Inc. (“Pfizer”) that is confidential to both CyDex and Pfizer. In so far as Confidential Information of Pfizer is disclosed, Pfizer is a third-

[ ** ] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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party beneficiary of this Section 8 of this Agreement and may enforce it or seek remedies pursuant to it in accordance with its terms.
9. Representations and Warranties.
     9.1 Mutual Representations and Warranties. Each party represents and warrants to the other that:
          (a) it is a corporation duly organized and validly existing under the laws of the state or country of its incorporation;
          (b) it has the complete and unrestricted power and right to enter into this Agreement and to perform its obligations hereunder;
          (c) this Agreement has been duly authorized, executed and delivered by such party and constitutes a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent transfer, or other similar laws affecting the rights and remedies of creditors generally and by general principles of equity;
          (d) the execution, delivery and performance of this Agreement by such party do not conflict with any agreement, instrument or understanding, oral or written, to which such party is a party or by which such party may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having authority over such party;
          (e) all consents, approvals and authorizations from all governmental authorities or other third parties required to be obtained by such party in connection with the execution and delivery of this Agreement have been obtained;
          (f) no person or entity has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon such party for any commission, fee or other compensation as a finder or broker because of any act by such party or its agents, or, with respect to Proteolix, because of any act by its Affiliates or Sublicensees; and
          (g) it has not entered into any agreement with any third party that is in conflict with the rights granted to the other party pursuant to this Agreement.
     9.2 CyDex Representations, Warranties and Covenants. CyDex represents and warrants to Proteolix that:
          (a) CyDex owns all title in and to the CAPTISOL to be provided to Proteolix under the terms and conditions of this Agreement, and has the right to sell CAPTISOL to Proteolix pursuant to the terms and conditions of this Agreement;

[ ** ] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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          (b) As of the Effective Date, there are no actions, suits, investigations, claims or proceedings pending or threatened relating to the Licensed Patents, and that CyDex will notify Proteolix in writing within [ ** ] days if any such actions, suits, investigations, claims or proceedings are initiated that could have material negative impact on Proteolix’ development of the Product;
          (c) All CAPTISOL supplied to Proteolix under the terms and conditions of this Agreement (as applicable for Research Grade CAPTISOL, Clinical Grade CAPTISOL or Commercial Grade CAPTISOL, as the case may be) shall be manufactured in accordance with all laws, rules and regulations relating to such manufacture, current and future; and
          (d) CyDex [ ** ].
     9.3 Disclaimer. The warranties set forth in this Section 9 above are provided in lieu of, and each party hereby disclaims, all other warranties, express and implied, relating to the subject matter of this Agreement, CAPTISOL or the licensed patents, including but not limited to the implied warranties of merchantability and fitness for a particular purpose, title and non-infringement of third party rights. CyDex warranties under this Agreement are solely for the benefit of Proteolix and may be asserted only by Proteolix and not by any affiliate, sublicensee or any customer of Proteolix, its affiliates or sublicensees. Proteolix, its affiliates and sublicensees shall be solely responsible for all representations and warranties that Proteolix, its affiliates or sublicensees make to any customer of Proteolix, its affiliates or sublicensees.
10. Indemnification.
     10.1 By CyDex. CyDex shall defend, indemnify and hold Proteolix and its Affiliates and Sublicensees, and each of their respective directors, officers and employees, harmless from and against any and all losses, damages, liabilities, costs and expenses (including the reasonable costs and expenses of attorneys and other professionals) (collectively “Losses”) incurred by Proteolix as a result of any claim, demand, action or other proceeding (each, a “Claim”) by a third party, to the extent such Losses arise out of: (a) any claim by such third party that the practice of the compositions or methods claimed in the Licensed Patents or the sale of CAPTISOL as included as an excipient within the Product infringe upon such third party’s patent rights; (b) injury or other harm arising from the use of CAPTISOL alone, or (c) CyDex’ breach of any of its representations, warranties and covenants set forth in Section 9 above; provided, however, that the foregoing obligation to indemnify shall not apply to the extent that Proteolix is obligated under Section 10.2 below to indemnify CyDex with respect to a Claim, and CyDex shall be relieved of its obligations under clause (a) of this Section 10.1 for any infringement claim that arises out of: (i) the unauthorized use of the Licensed Patents by Proteolix; or (ii) the manufacture, handling, marketing, sale, distribution or use of Product by Proteolix. If an

[ ** ] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

21.

injunction is issued preventing the practice of the Licensed Patents, CyDex may, at its option, terminate this Agreement immediately upon written notice to Proteolix; provided that such termination shall have no effect on CyDex’ indemnification obligations pursuant to this Section 10.1 incurred prior to the effective date of such termination. This Section 10 states CyDex’ sole obligation and entire liability, and Proteolix’, its affiliates’ and sublicensees’ sole and exclusive remedy, for any claim of infringement of intellectual property rights relayed to the Licensed Patents or Product.
     10.2 By Proteolix. Proteolix shall defend, indemnify and hold CyDex and its Affiliates, and each of their respective directors, officers and employees, harmless from and against any and all Losses incurred by CyDex as a result of any Claim by a third party, to the extent such Losses arise out of: (a) the use or sale of the Product by Proteolix, its Affiliates, Sublicensees, distributors, agents, or other parties (except to the extent such Losses arise from the use of CAPTISOL); (b) the manufacture, use, handling, promotion, marketing, distribution, sale or use of Product (except to the extent such Losses arise from the use of CAPTISOL); (c) interactions and communications with governmental authorities, physicians or other third parties; or (d) Proteolix’ breach of any of its representations and warranties set forth in Section 9.1; provided, however, the foregoing obligation to indemnify shall not apply to the extent that CyDex is obligated under Section 10.1 above to indemnify Proteolix with respect to a Claim.
     10.3 Procedure. The party intending to claim indemnification under this Section 10 (an “Indemnitee”) shall promptly notify the other party (the “Indemnitor”) of any Claim in respect of which the Indemnitee intends to claim such indemnification, and the Indemnitor shall assume the defense thereof whether or not such Claim is rightfully brought; provided, however, that an Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitee, unless Indemnitor does not assume the defense, in which case the reasonable fees and expenses of counsel retained by the Indemnitee shall be paid by the Indemnitor. The Indemnitee, and its employees and agents, shall cooperate fully with the Indemnitor and its legal representatives in the investigations of any Claim.
11. Limitation of Liability.
     Except for damages for which CyDex is responsible pursuant to its indemnification obligations set forth in Section 10 above, CyDex specifically disclaims all liability for and shall in no event be liable for any incidental, special, indirect or consequential damages, expenses, lost profits, lost savings, interruptions of business or other damages of any kind or character whatsoever arising out of or related to this Agreement or resulting from the manufacture, handling, marketing, sale, distribution or use of the product or use of the licensed patents and CAPTISOL data package, regardless of the form of action, whether in contract, tort, strict liability or otherwise, even if CyDex was advised of the possibility of such damages. Proteolix shall have no remedy, and CyDex shall have no liability, other than as expressly set forth in this Agreement. Except with respect to the indemnification specifically provided in Section 10 above, in no event shall CyDex’ s total aggregate liability for all claims arising out of this Agreement exceed [ ** ] the amounts paid by

[ ** ]	=	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

22.

Proteolix to CyDex pursuant to Section 4 (Compensation) of this Agreement during the [ ** ] month period immediately preceding the event giving rise to liability. No action, regardless of form, arising out of or relayed to this Agreement may be brought by [ ** ] after such party has knowledge of the occurrence that gave rise to the cause of such action.
12. Management of Licensed Patents.
     12.1 Prosecution and Maintenance. CyDex shall maintain, at its sole cost and expense and using reasonable discretion, the Licensed Patents set forth on Exhibit A. CyDex shall have the right to control the prosecution and maintenance of patent applications and the selection of countries where patent applications are filed related to the Licensed Patents.
     12.2 Infringement by Third Parties. If Proteolix becomes aware that a third party may be infringing a Licensed Patent, it will promptly notify CyDex in writing, providing all information available to Proteolix regarding the potential infringement. CyDex shall take whatever, if any, action it deems appropriate, in its sole discretion, against the alleged infringer. If CyDex elects to take action, Proteolix shall, at CyDex’ request and expense, cooperate and shall cause its employees to cooperate with CyDex in taking any such action, including but not limited to, cooperating with the prosecution of any infringement suit by CyDex.
13. Term and Termination.
     13.1 Term. The term of this Agreement (the “Term”) shall commence on the Effective Date and shall continue in effect thereafter until the expiration of Proteolix’ obligation to pay royalties under Section 4.1(c), unless terminated earlier as set forth herein.
     13.2 Termination for Cause. If either party should violate or fail to perform any material term or material covenant of this Agreement, then the non-breaching party may give written notice of such default to the breaching party. If the breaching party should fail to cure such default within thirty (30) days after the date of such notice, the non-breaching party shall have the right to terminate this Agreement by a second written notice (a “Notice of Termination”) to the breaching party, such termination to be effective as of the date of such notice. Notwithstanding the above, failure to pay milestones or royalties as described in Section 4 above will result in termination of this Agreement immediately upon delivery of a Notice of Termination by CyDex to Proteolix. In addition, either party may terminate this Agreement immediately upon written notice to the other party in the event such other party makes an assignment for the benefit of creditors or has a petition in bankruptcy filed for or against it that is [ ** ].
     13.3 Termination by Proteolix. Proteolix shall have the right at any time to terminate this Agreement in whole by giving CyDex at least [ ** ] days prior written notice.
     13.4 Effect of Expiration or Termination. Following the expiration or termination of this Agreement, except as otherwise provided in Section 4.1(c)(ii), all rights granted to Proteolix herein shall immediately terminate and, in the event of termination of this Agreement by Proteolix pursuant to Section 13.2, all rights granted to CyDex herein shall immediately

[ ** ]	=	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

23.

terminate, and each party shall promptly return all relevant records and materials in its possession or control containing the other party’s Confidential Information with respect to which the former party does not retain rights hereunder; provided, however that each party may retain one archival copy of such records and materials solely to be able to monitor its obligations that survive under this Agreement.
     13.5 Survival. Notwithstanding any other provisions of this Agreement, any liability or obligation of either party to the other for acts or omissions prior to the termination or expiration of this Agreement shall survive the termination or expiration of this Agreement. Such termination or expiration shall not relieve either party from obligations that are expressly indicated to survive termination or expiration of this Agreement, nor shall any termination or expiration of this Agreement relieve Proteolix of its obligation to pay CyDex (a) royalties for all Product sold by Proteolix, its Affiliates or Sublicensees prior to the effective date of such expiration or termination, or (b) sums due in respect of CAPTISOL shipped prior to termination or expiration of this Agreement. Sections 1 (Definitions); 2.1 (License Grants from CyDex to Proteolix); 2.2 (Grant of License from Proteolix to CyDex); 5 (Records; Reports; Audits); 7.4 (Product Recalls); 8 (Confidentiality); 9.4 (Disclaimer); 10 (Indemnification); 11 (Limitation of Liability); 13.4 (Effect of Termination); 13.5 (Survival); and 14 (General Provisions) shall survive termination or expiration of this Agreement; provided, however, that Section 2.2 (Grant of License from Proteolix to CyDex) shall not survive termination of this Agreement by Proteolix pursuant to Section 13.2 and Section 2.1 (License Grants from CyDex to Proteolix) shall not survive termination of this Agreement by CyDex pursuant to Section 13.2 or by Proteolix pursuant to Section 13.3. Proteolix’s exercise of the license under Section 2.1 (if it survives termination) is subject to compliance with Proteolix’s continued compliance with Section 4 (Compensation).
14. General Provisions.
     14.1 Non-Solicitation. During the Term and for a period of [ ** ] year thereafter, neither party shall solicit, induce, encourage or attempt to induce or encourage any employee of the other party to terminate his or her employment with such other party or to breach any other obligation to such other party. This section is not meant to encompass general solicitations such as may be found in newspaper advertisements and the like.
     14.2 Relationship of Parties. Each of the parties hereto is an independent contractor and nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employer-employee or joint venture relationship between the parties. No party shall incur any debts or make any commitments for the other.
     14.3 Compliance with Law.
          (a) Proteolix agrees that use of the Licensed Patents by Proteolix, its Affiliates and Sublicensees, and the manufacture, handling, marketing, sale, distribution and use of Product will comply with all applicable international, federal, state and local laws, rules and regulations, including, but not limited to, import/export restrictions, laws, rules and regulations governing use and patent, copyright and trade secret protection.

[ ** ] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

24.

          (b) CyDex agrees the manufacture and supply of CAPTISOL to Proteolix (as applicable for Research Grade CAPTISOL, Clinical Grade CAPTISOL or Commercial Grade CAPTISOL, as the case may be) will comply with all applicable international, federal, state and local laws, rules and regulations, including, but not limited to, import/export restrictions, laws, rules and regulations governing use and patent, copyright and trade secret protection.
     14.4 Arbitration.
          (a) Procedure. Except as otherwise expressly set forth in Section 14.4(b) below, any and all disputes or controversies arising out of or relating to this Agreement shall be settled and decided by binding arbitration. The arbitration shall be conducted in New York, New York by an arbitrator reasonably knowledgeable about the pharmaceutical industry and acceptable to CyDex and Proteolix. If CyDex and Proteolix cannot agree on a single arbitrator within ten (10) days after a demand for arbitration has been made, CyDex shall appoint an arbitrator, Proteolix shall appoint an arbitrator, the two (2) arbitrators shall appoint a third arbitrator, and the three (3) arbitrators shall hear and decide the issue in controversy. If either party fails to appoint an arbitrator within twenty (20) days after service of the demand for arbitration, then the arbitrator appointed by the other party shall arbitrate any controversy in accordance with this Section 14.4(a). Except as to the selection of arbitrators, the arbitration proceedings shall be conducted promptly and in accordance with the rules of the American Arbitration Association then in effect. The expenses of any arbitration, including the reasonable attorney fees of the prevailing party, shall be borne by the party deemed to be at fault or on a pro-rata basis should the arbitration conclude in a finding of mutual fault.
          (b) Short-Form Arbitration. Any dispute subject to short-form arbitration as provided in this Agreement shall be finally settled by binding arbitration conducted, in accordance with the rules of the American Arbitration Association then in effect, in New York, New York by a single arbitrator reasonably knowledgeable about the pharmaceutical industry and appointed in accordance with such rules. Such arbitrator shall make his or her determination on the basis of “baseball arbitration” principles. The foregoing remedy shall be each party’s sole and exclusive remedy with respect to any such dispute. The expenses of any arbitration, including the reasonable attorney fees of the prevailing party, shall be borne by the party deemed to be at fault or on a pro-rata basis should the arbitration conclude in a finding of mutual fault. In each case, the parties and arbitrator shall use all diligent efforts to complete such arbitration within thirty (30) days after appointment of the arbitrator.
          (c) Confidentiality of Proceedings. All arbitration proceedings hereunder shall be confidential and the arbitrator(s) shall issue appropriate protective orders to safeguard each party’s Confidential Information. Except as required by law, no party shall make (or instruct the arbitrator(s) to make) any public announcement with respect to the proceedings or decision of the arbitrator(s) without prior written consent of the other party.
          (d) Exceptions. Notwithstanding the foregoing, neither party shall be bound to follow the dispute resolution process described in this Section with respect to any dispute: (i) that primarily involves or relates to the scope or validity of the Licensed Patents; or (ii) for

[ ** ]	=	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

25.

which interim equitable relief from a court is necessary to prevent serious and irreparable injury to a party.
     14.5 Costs and Expenses. Except as otherwise expressly provided in this Agreement, each party shall bear all costs and expenses associated with the performance of such party’s obligations under this Agreement.
     14.6 Force Majeure. Neither party shall be liable for failure to perform, or delay in the performance of, its obligations under this Agreement (other than payment obligations) when such failure or delay is caused by an event of force majeure; provided, however, that the affected party resumes performance hereunder as soon as reasonably possible following cessation of such force majeure event; and provided further that no such delay or failure in performance shall continue for more than three (3) months. For purposes of this Agreement, an event of force majeure means any event or circumstance beyond the reasonable control of the affected party, including but not limited to, war, insurrection, riot, fire, flood or other unusual weather condition, explosion, act of God, peril of the sea, strike, lockout or other industrial disturbance, sabotage, accident, embargo, injunction, act of governmental authority, compliance with governmental order on national defense requirements, or inability to obtain fuel, power, raw materials, labor, transportation facilities. If, due to any event of force majeure, either party shall be unable to fulfill its obligations under this Agreement (other than payment obligations), the affected party shall immediately notify the other party of such inability and of the period during which such inability is expected to continue. In the event that a delay or failure in performance by a party under this Section 14.6 continues longer than three (3) months, the other party may terminate this Agreement in accordance with the terms and conditions of Section 13.2.
     14.7 Notices. Any notice, request, or communication under this Agreement shall be effective only if it is in writing and personally delivered; sent by certified mail, postage pre-paid; facsimile with receipt confirmed; or by nationally recognized overnight courier with signature required, addressed to the parties at the addresses stated below or such other persons and/or addresses as shall be furnished in writing by any party in accordance with this Section 14.7. Unless otherwise provided, all notices shall be sent:
     If to CyDex, to:
CyDex, Inc.
10513 W. 84th Terrace
Lenexa, KS 66214
Attention: CEO
Fax: (913) 685-8856
     If to Proteolix, to:
Proteolix, Inc.
225 Gateway Boulevard
South San Francisco, CA 94080
Attention: VP, Development
(Fax) 650-866-6351

[ ** ]	=	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

26.

If sent by facsimile transmission, the date of transmission shall be deemed to be the date on which such notice, request or communication was given. If sent by overnight courier, the next business day after the date of deposit with such courier shall be deemed to be the date on which such notice, request or communication was given. If sent by certified mail, the third business day after the date of mailing shall be deemed the date on which such notice, request or communication was given.
     14.8 Use of Name. Neither party shall have any right, express or implied, to use in any manner the name or other designation of the other party or any other trade name or trademark of the other party for any purpose, except as may be required by applicable law or regulation.
     14.9 Public Announcements. Except for such disclosure as is deemed necessary, in the reasonable judgment of a party, to comply with applicable laws or regulations, securities filings or the rules of the NYSE or NASDAQ, no announcement, news release, public statement, publication, or presentation relating to the existence of this Agreement, or the terms hereof, will be made without the other party’s prior written approval, which approval shall not be unreasonably withheld. Notwithstanding the above, once the content and timing of a public announcement of the fact that the parties have entered into this Agreement has been agreed to between the parties and such announcement has been made, each party shall be free to disclose to third parties the fact that it has entered into the Agreement (including a description of the Field), but without disclosing the economic terms hereof, as well as any other information contained in said public announcement. In the event of a required public announcement, the party making such announcement shall provide the other party with a copy of the proposed text prior to such announcement sufficiently in advance of the scheduled release of such announcement to afford such other party a reasonable opportunity to review and comment upon the proposed text and the timing of such disclosure.
     14.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to any conflicts of law principles that require the application of the law of a different state).
     14.11 Entire Agreement; Amendment. This Agreement and all Exhibits attached hereto or thereto contain the entire agreement of the parties relating to the subject matter hereof and supersede any and all prior and contemporaneous agreements, written or oral, between CyDex and Proteolix relating to the subject matter of this Agreement. This Agreement may not be amended unless agreed to in writing by both parties.
     14.12 Binding Effect. This Agreement shall be binding upon, and the rights and obligations hereof shall apply to the CyDex and the Proteolix and any successor(s) and permitted assigns. The name of a party appearing herein shall be deemed to include the names of such party’s successors and permitted assigns to the extent necessary to carry out the intent of this Agreement.
     14.13 Waiver. The rights of either party under this Agreement may be exercised from time to time, singularly or in combination, and the exercise of one or more such rights shall not

[ ** ] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

27.

be deemed to be in waiver of any one or more of the other. No waiver of any breach of a term, provision or condition of this Agreement shall be deemed to have been made by either party unless such waiver is addressed in writing and signed by an authorized representative of that party. The failure of either party to insist upon the strict performance of any of the terms, provisions or conditions of this Agreement, or to exercise any option contained in this Agreement, shall not be construed as a waiver or relinquishment for the future of any such term, provision, condition or option or the waiver or relinquishment of any other term, provision, condition or option.
     14.14 Severability. If a final judicial determination is made that any provision of this Agreement is unenforceable, this Agreement shall be rendered void only to the extent that such judicial determination finds such provisions unenforceable, and such unenforceable provisions shall be automatically reconstituted and become a part of this Agreement, effective as of the date first written above, to the maximum extent they are lawfully enforceable.
     14.15 Assignment. Neither party may assign its rights or delegate its obligations under this Agreement, in whole or in part, by operation of law or otherwise, to any third party without the prior written consent of the other party, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, either party may assign its rights and delegate its obligations under this Agreement to an Affiliate or to a third party successor, whether by way of merger, sale of all or substantially all of its assets, sale of stock or otherwise, without the other party’s prior written consent. As a condition to any permitted assignment hereunder, the assignor must guarantee the performance of any assignee to the terms and obligations of this Agreement. Any assignment not in accordance with this Section 14.15 shall be void.
     14.16 Headings. The descriptive headings of this Agreement are for convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Agreement.
     14.17 Counterparts. This Agreement may be executed in two counterparts, each of which shall constitute an original document, but both of which shall constitute one and the same instrument.
* * *

[ ** ] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

28.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
CYDEX, INC.

By:	/s/ John M. Siebert
Name:	John M. Siebert
Title:	Chairman & CEO

PROTEOLIX, INC.

By: Name:	/s/ Susan M. Molineaux Susan M. Molineaux
Title:	CSO

[ ** ] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

29.

EXHIBIT A

LICENSED PATENTS

PATENT 1:	“Derivatives of Cyclodextrins Exhibiting Enhanced Aqueous Solubility and the Use Thereof’

				Expiration
Country	Filing Date	Serial No.	Patent No.	Date
United States	01/23/90	07/469087	5,134,127	01/23/10
PCT (U.S. 5,134,127)	01/22/91	PCT/US91/00326	W091/11172
Australia	01/22/91	72364/91	646020	01/22/07
EPO	01/22/91	91903891.9	0512050	01/22/11
Austria	01/22/91	91903891.9	E-170742	01/22/11
Belgium	01/22/91	91903891.9	0512050	01/22/11
France	9/11/98	91903891.9	0512050	01/22/11
Germany	01/22/91	69130165.4	69130165	01/22/11
Great Britain (UK)	01/22/91	91903891.9	0512050	01/22/11
Greece	11/30/98	980402865	3028691	01/23/11
Italy	12/01/98	70988BE/98	0512050	01/22/11
Luxembourg	01/22/91	91903891.9	0512050	01/22/11
Netherlands	12/03/98	91903891.9	0512050	01/22/11
Sweden	01/22/91	91903891.9	0512050	01/22/11
Switzerland	11/10/98	91903891.9	0512050	01/22/11
Korea	07/22/92	92-701734	166088	01/22/11
Canada	01/22/91	2,074,186	2,074,186	01/22/11
Russia	07/22/92	5052811.04	2099354	01/22/11
Japan	01/22/91	3-504051	2722277	1/22/11

*	Awaiting confirmation documents

[ ** ] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.

PATENT 2:	CIP of 5,134,127 — “Derivatives of Cyclodextrins Exhibiting Enhanced Aqueous Solubility and the Use Thereof”

				Expiration
Country	Filing Date	Serial No.	Patent No.	Date
United States	07/27/92	07/918,702	5,376,645	01/23/10
PCT (U.S. 5,376,645)	07/26/93	PCT/US93/06880	W094/02518
Australia	07/26/93	47799/93	672814	07/26/13
EPO	07/26/93	93918302.6	620828	07/26/13
Austria	07/26/93	93918302.6	E 217325	07/26/13
Belgium	07/26/93	93918302.6	620828	07/26/13
Denmark	07/26/03	93918302.6	620828	07/31/13
Djibouti	05/08/02	93918302.6	620828	05/08/22
France	07/26/93	93918302.6	620828	07/31/13
Germany	07/26/93	69331900	69331900	07/31/13
Great Britain (UK)	05/17/02	93918302.6	620828	07/26/13
Greece	07/26/93	93918302.6	3040489	07/26/13
Ireland	07/26/03	93918302.6	620828	07/31/13
Italy	07/26/03	93918302.6	620828	07/26/13
Luxembourg	07/26/03	93918302.6	620828	07/26/13
Monaco	07/26/03	93918302.6	620828	07/26/13
Netherlands	07/26/03	93918302.6	620828	07/26/13
Portugal	07/26/93	93918302.6	620828	07/26/13
Spain	07/26/93	93918302.6	620828	07/26/13
Sweden	07/26/93	93918302.6	620828	07/26/13
Switzerland/Liechtenstein	07/26/93	93918302.6	620828	07/26/13
Korea	03/23/94	94-700951	279111	07/26/13
Canada	07/26/93	2,119,154	2,119,154	07/26/13
Japan	07/26/93	6-504678	3393253	07/26/13
Russia	07/26/93	94028890/04	2113442	07/26/13
Georgia	03/17/95	691/01-95	1649	07/26/13

[ ** ] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.

				Expiration
Country	Filing Date	Serial No.	Patent No.	Date
Armenia	07/26/93	96237	822	07/22/13
Kyrgyzstan	08/09/96	960481.1	333	05/10/16
Moldova	08/08/96	960306/PCT	1813	07/26/13
Tajikistan	07/26/93	96000377	275	07/26/13
Turkmenistan	08/08/96	393	430	07/26/13
Uzbeckistan	09/15/94	IHAP9400808.2	5799	04/28/19

*	Awaiting confirmation documents

[ ** ] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.

EXHIBIT B
SPECIFICATIONS — Commercial Grade and Clinical Grade CAPTISOL

Test	Specification	Test Method
Appearance	White to off-white solid essentially free from foreign matter	CY-VI-005

Identification (IR)	Spectrum is consistent with the SBECD standard	CY-IR-100

Sodium Identity	Sodium identity tests are positive	CY-PR-200

Solution Clarity	A 30% w/v solution in water is clear, colorless and essentially free from particles of foreign matter	CY-VI-002

Average Degree of Substitution (CE)	6.0-7.1	CY-CE-603

Solution pH	The pH of a 30% w/v solution in water is within the range of 5.4 — 6.8	CY-PH-100

b-cyclodextrin Content	Maximum 0.2%	CY-IC-203

Sodium Chloride	Maximum 0.2%	CY-IC-303

1,4-Butane Sultone	Maximum 1 ppm	CY-GC-104

Water (by KF)	Maximum 10.0%	CY-KF-100

Heavy Metals	Maximum 10 ppm	CY-HM-222

Specific Rotation (anhydrous basis)	For information only	CY-SR-163

Assay (anhydrous basis)	Minimum 95%	CY-LC-903

Bacterial Endotoxins	Not more than 50 EU/g	CY-LAL-002

Microbiology

Aerobic microorganisms	1000 CFU/g Maximum	CY-MB-105
Escherichia coli	Meets test requirements for absence
Salmonella species	Meets test requirements for absence
Molds & Yeasts	For Information Only

[ ** ]	=	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT C
PURCHASE PRICE FOR CAPTISOL
1. Clinical Grade CAPTISOL: US$[ ** ] per kg, until such time as Proteolix orders more than [ ** ] of Clinical Grade CAPTISOL, at which time the price of Clinical Grade CAPTISOL will [ ** ] US$[ ** ] per kg.
2. Commercial Grade CAPTISOL: The price of Commercial Grade CAPTISOL shall be determined pursuant to the following table, but subject to adjustment pursuant to Section 4.2(a) of the Agreement.

Supplied CAPTISOL	Cost
(Metric Tons Per Year)	(US$ per kg)
[ ** ]	[ ** ]
[ ** ]	[ ** ]
[ ** ]	[ ** ]
[ ** ]	[ ** ]
3. Research Grade CAPTISOL:

Catalog No.	Package Size	Price (USD)
NC-CAP-103	100 grams	[ ** ]
NC-CAP-105	500 grams	[ ** ]
NC-CAP-106	1 kilogram	[ ** ]
NC-CAP-107	5 kilograms	[ ** ]
	> 5 kilograms	[ ** ]

[ ** ]	=	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT D
DOSING MATRIX FOR IN-VIVO PRE-CLINICAL STUDIES
The following eight tables specify the maximum allowable CAPTISOL doses for intravenous, intramuscular, intraperitoneal, subcutaneous and oral routes of administration. These doses do not necessarily represent the highest safe dosing conditions but represent the current knowledge base. For many of these routes, available data is limited to only a few studies and species. Therefore, some doses have been based on assumptions and extrapolation from those studies and species. Adaptive responses may still be present at some of the doses identified in these tables; however, toxic responses affecting organ function should not be elicited at these doses. As additional data becomes available, these tables may be revised.

[ ** ]	=	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Version 1, Page 4 07/17/00
CONTRACTUAL PROVISIONS ATTACHMENT
These pages contain mandatory contractual provisions and must be attached to or incorporated in all copies of the foregoing Agreement.
Captisol® Dosing Matrix
In-Vivo Preclinical Studies

BACKGROUND INFORMATION FOR USING THE CAPTISOL® DOSING MATRIX	5
Table 1: Allowable IV Bolus Captisol® Doses by Duration of Study	6
Table 2: Allowable IV Infusion Captisol® Doses by Duration of Study	7
Table 3: Allowable IM Captisol® Doses by Duration of Study	8
Table 4: Allowable IP Captisol® Doses by Duration of Study	9
Table 5: Allowable SC Injection Captisol® Doses by Duration of Study	10
Table 6: Allowable SC Implantable Device Captisol® Doses by Duration of Study	11
Table 7: Allowable Oral Solution Captisol® Doses by Duration of Study	12
Table 8: Allowable Oral Solid Captisol® Doses by Duration of Study	13
Appendix A	14
Parenteral Formulation Protocol	16
Oral Solution Formulation Protocol	15
Oral Solid Formulation Protocol	17
Appendix B	18
Results Summary	1

[ ** ]	=	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CyDex Inc. 12980 Metcalf Ave., Suite 470, Overland Park, KS 66213 • (913) 685-8850 • FAX (913) 685-8856 • E-mail: CDInfo@cydexinc,com

Version 1, Page 5
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BACKGROUND INFORMATION FOR USING THE CAPTISOL® DOSING MATRIX
The enclosed tables contain summary dosing information for Captisol® by different routes for various species. There is one summary page for each route, which contains information for mice, rats, rabbits, dogs, and non-human primates. Routes of administration discussed include intravenous, subcutaneous, intramuscular, intraperitoneal and oral. For intravenous studies, an extensive database is available for the rat and dog, with less information being available for the mouse, rabbit and monkey. For other routes of administration data are limited to rats, rabbits and monkeys for subcutaneous administration, rats for intramuscular administration, and rats and dogs for oral administration. Because data is limited for some routes and species, extrapolations were sometimes used in determining the allowable dose. In other instances where data is limited, CyDex requires consultation prior to dosing.
In each case the allowable dose is the Captisol® dose that can be administered without prior consultation and/or specific approval of CyDex. The doses listed are based on data from studies conducted with Captisol® or are an extrapolation from those studies. At the doses listed in the matrix adaptive responses may be present, but toxic effects would not be anticipated. In addition to considering the allowable Captisol® dose, one must be cognizant of the two variables (concentration and dose volume) determining the dose. In using the matrix table, these two variables may be adjusted to best fit the needs of the client. However, the allowable Captisol® dose and allowable Captisol® concentration may not be exceed without prior approval from CyDex. The concentration listed on the matrix is based on the concentration used in the majority of the toxicity studies conducted with Captisol®. As implied above, lesser concentrations may be administered as long as the total dose does not exceed the approved limit set forth in the Dosing Matrix.
With respect to dose volumes, those listed in the Captisol® dosing matrix represent volumes that are recognized as appropriate for the species and route (based on published literature). CyDex recognizes that individual laboratories may have established different dosing volumes for use in a particular species for a given route. In those instances, CyDex does not wish to restrict the laboratory to the volumes listed in the matrix table. However without prior consultation and permission of CyDex, the total Captisol® dose administered must remain at or below the dose listed in the dosing matrix for the route and species. For example, in the rat a single intravenous bolus dose of 4000 mg/kg can be administered using a dosing volume of 13.3 mL/kg with a Captisol® concentration of 300 mg/mL (30% w/v). If your laboratory routinely uses a higher dose volume, say 15 ml/kg for a single intravenous bolus dose in rats, then the concentration would need to be adjusted to 267 mg/mL (26.7% w/v) for a 4000 mg/kg dose.

[ ** ]	=	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CyDex Inc. 12980 Metcalf Ave., Suite 470, Overland Park, KS 66213 • (913) 685-8850 • FAX (913) 685-8856 • E-mail: CDInfo@cydexinc,com a Table 1 Captisol®: Allowable Dosing Matrix – Intravenous (IV) Bolus Summary
NOTES:	1)	The allowable dose may not be exceeded without CyDex approval. These doses and the 30% w/v concentration do not necessarily represent the highest safe dosing conditions. However, they are the highest values to which CyDex has given limited approval for use.

	2)	If Captisol concentration used is < 30% w/v, then the volume administered may be increased accordingly, but the dose delivered may not exceed that granted under this limited approval.
Table 1: Allowable IV Bolus Captisol® Doses by Duration of Study

		Example Volume[2]				Daily Allowable
IV Bolus		(based on use of 30% w/v Captisol delivering indicated dose)		Example Concentration		Captisol® Dose[1]
Species	Duration	(mL/dose)	(mL/kg)[2]	(% w/v)	(mg/mL)	(mg/kg)
mouse	single dose	0.27	13.33			4000
	14 days	0.20	10.00			3000
	1 month	0.07	3.33			1000
rat	single dose	3.33	13.33			4000
	14 days	2.50	10.00			3000
	1 month	0.83	3.33			1000
rabbit	single dose	25.00	10.00	The highest concentration granted under this limited approval is 30% w/v (300 mg/mL).[1]		3000
	14 days	16.67	6.67			2000
	1 month	8.33	3.33			1000
dog	single dose	100.00	10.00			3000
	14 days	66.67	6.67			2000
	1 month	50.00	5.00			1500
non-human primate	single dose	50.00	10.00			3000
	14 days	33.33	6.67			2000
	1 month	25.00	5.00			1500

FOOTNOTES:

a — conversions between mL/dose and mL/kg assumes mouse weight of 0.02 kg

a — conversions between mL/dose and mL/kg assumes rat weight of 0.25 kg

a — conversions between mL/dose and mL/kg assumes rabbit weight of 2.5 kg

a — conversions between mL/dose and mL/kg assumes dog weight of 10 kg

a — conversions between mL/dose and mL/kg assumes monkey weight of 5 kg

[ ** ]	=	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Table 2 Captisol®: Allowble Dosing Matrix – Intravenous (IV) Infusion Summary

NOTES:	1)	The allowable dose may not be exceeded without CyDex approval. These doses and the 30% w/v concentration do not necessarily represent the highest safe dosing conditions. However, they are the highest values to which CyDex has given limited approval for use.

	2)	If Captisol concentration used is < 30% w/v, then the volume administered may be increased accordingly, but the dose delivered may not exceed that granted under this limited approval.
The current continuous intravenous infusion dosing matrix only provides information for 24-hour continuous infusion with the Captisol concentration limited to 30% (300 mg/mL) and the maximum dose limited to that listed in the dosing matrix.
Table 2: Allowable IV Infusion Captisol® Doses by Duration of Study

		Example Volume[2]				Example		Daily Allowable
IV Continuous Infusion		(based on use 0130% w/v Captisol delivering indicated dose)				Concentration		Captisol®Dose
Species	Duration	mL/dose/HR)	(mL/dose/DAY)	(mL/kg/HR)[a]	(roL/kg/DAY)[a]	(% w/v)	(mg/mL)	(mg/kg/HR)[b]	(mg/kg/DAY)[b]
mouse	14 days	0.01	0.20	0.42	10.00	The highest		125	3000
rat	14 days	0.10	2.50	0.42	10.00	concentration		125	3000
rabbit	14 days	1.04	25.00	0.42	10.00	granted under this		125	3000
dog	14 days	4.20	100.00	0.42	10.00	limited approval is		125	3000
non-human primate	14 days	2.08	50.00	0.42	10.00	30% w/v (300 mg/mL).[1]		125	3000

FOOTNOTES:

a	— conversions between mi./dose and mL/kg assumes mouse weight of 0,02 kg

a	— conversions between mL/dose and mL/kg assumes rabbit weight of 2,5 kg

a	— conversions between mi./dose and mL/kg assumes monkey weight of 5 kg

a	— conversions between triL/dose and mL/kg assumes rat weight of 0.25 kg

a	— conversions between mL/dose and mL/kg assumes dog weight of 10 kg

b	— doses are mg/kg/day except for continuous infusion which is reported as both mg/kg/hour and mg/kg/day
CyDex recognizes that continuous IV infusion protocols vary greatly from study to study and that when designing continuous IV infusion protocols several variables must be considered, such as infusion rate, infusion duration, use of a bolus plus infusion, etc. The doses permitted under this limited agreement are based upon a protocol that requires 24-hour continuous IV infusion per the dosing matrix.
For all other intravenous infusion study designs we require that CyDex be consulted for approval prior to initiation of the study.

[ ** ]	=	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CyDex Inc. 12980 Metcalf Ave., Suite 470, Overland Park, KS 66213 • (913) 685-8850 • FAX (913) 685-8856 • E-mail: CDInfo@cydexinc,comVersion 1,

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Table 3 Captisol®: Allowble Dosing Matrix — Intramuscular (IM) Summary

NOTES:	1)	The allowable dose may not be exceeded without CyDex approval. These doses and the 30% w/v concentration do not necessarily represent the highest safe dosing conditions. However, they are the highest values to which CyDex has given limited approval for use.

	2)	If Captisol concentration used is < 30% w/v, then the volume administered may be increased accordingly, but the dose delivered may not exceed that granted under this limited approval.
Table 3: Allowable IM Captisol® Doses by Duration of Study

		Example Volume[2]				Daily Allowable
Intramuscular		(based on use of 30% w/v Captisol delivering indicated dose)		Example Concentration		Captisol® Dose[1]
Species	Duration	(mL/dose)	(mL/kg)	(% w/v)	(mg/mL)	(mg/kg)
mouse	single dose 14 days 1 month	* * *	* * *	* * *	* * *	* * *
rat	single dose 14 days 1 month	* * *	* * *	* * *	* * *	* * *
rabbit	single dose 14 days 1 month	* * *	* * *	* * *	* * *	* * *
dog	single dose 14 days 1 month	* * *	* * *	* * *	* * *	* * *
non-human primate	single dose 14 days 1 month	* * *	* * *	* * *	* * *	* * *
*Limited to no data exists for these species. Contact CyDex for approval of dosing conditions.

FOOTNOTES:

a	— conversions between mL/dose and mL/kg assumes mouse weight of 0.02 kg

a	— conversions between mL/dose and mL/kg assumes rat weight of 0.25 kg

a	— conversions between mL/dose and mL/kg assumes rabbit weight of 2.5 kg

a	— conversions between mL/dose and mL/kg assumes dog weight of 10 kg

a	— conversions between mL/dose and mL/kg assumes monkey weight of 5 kg

[ ** ]	=	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CyDex Inc. 12980 Metcalf Ave., Suite 470, Overland Park, KS 66213 • (913) 685-8850 • FAX (913) 685-8856 • E-mail: CDInfo@cydexinc,comVersion 1,

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Table 4 Captisol®: Allowble Dosing Matrix — Intraperitoneal (IP) Summary

NOTES:	1)	The allowable dose may not be exceeded without CyDex approval. These doses and the 30% w/v concentration do not necessarily represent the highest safe dosing conditions. However, they are the highest values to which CyDex has given limited approval for use.

	2)	If Captisol concentration used is < 30% w/v, then the volume administered may be increased accordingly, but the dose delivered may not exceed that granted under this limited approval.
Table 4: Allowable IP Captisol® Doses by Duration of Study

		Example Volume[2]				Daily Allowable
Intraperitoneal		(based on use of 30% w/v Captisol delivering indicated dose)		Example Concentration		Captisol® Dose[1]
Species	Duration	(mL/dose)	(mL/kg)	(% w/v)	(mg/mL)	(mg/kg)
mouse	single dose 14 days 1 month	* * *	* * *	* * *	* * *	* * *
rat	single dose 14 days 1 month	* * *	* * *	* * *	* * *	* * *
rabbit	single dose 14 days 1 month	* * *	* * *	* * *	* * *	* * *
dog	single dose 14 days 1 month	* * *	* * *	* * *	* * *	* * *
non-human primate	single dose 14 days 1 month	* * *	* * *	* * *	* * *	* * *
*Limited to no data exists for these species. Contact CyDex for approval of dosing conditions.

FOOTNOTES:

a	— conversions between mL/dose and mL/kg assumes mouse weight of 0.02 kg

a	— conversions between mL/dose and mL/kg assumes rat weight of 0.25 kg

a	— conversions between mL/dose and mL/kg assumes rabbit weight of 2.5 kg

a	— conversions between mL/dose and mL/kg assumes dog weight of 10 kg

a	— conversions between mL/dose and mL/kg assumes monkey weight of 5 kg

[ ** ]	=	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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07/17/00

Table 5 Captisol®: Allowble Dosing Matrix — Subcutaneous (SC) Injection Summary

NOTES: 1)	The allowable dose may not be exceeded without CyDex approval. These doses and the 30% w/v concentration do not necessarily represent the highest safe dosing conditions. However, they are the highest values to which CyDex has given limited approval for use.

2)	If Captisol concentration used is < 30% w/v, then the volume administered may be increased accordingly, but the dose delivered may not exceed that granted under this limited approval.
Table 5: Allowable SC Injection Captisol®Doses by Duration of Study

			Example Volume[2]
			(based on use of 30% w/v Captisol delivering		Example		Daily Allowable
Subcutaneous Injection			indicated dose)		Concentration		Captisol® Dose[1]
Species		Duration	(mL/dose)	(mL/kg)	(% w/v)	(mg/mL)	(mg/kg)

mouse	1 site possible	single dose	0.27	13.33			4000
		14 days	0.20	10.00			3000
		1 month	0.07	3.33			1000
rat	1 site possible	single dose	3.33	13.33			4000
		14 days	2.50	10.00			3000
		1 month	0.83	3.33			1000
rabbit	1 site possible	single dose 14 days 1 month	25.00 16.67 8.33	10.00 6.67 3.33	The highest concentration granted under this limited approval is 30% w/v (300 mg/mL).[1]		3000 2000 1000
dog	3 sites of 2 ml/kg each	single dose	20.00	6.00			1800
	3 sites of 2 ml/kg each	14 days	20.00	6.00			1800
	3 sites of 1.67 ml/kg each	1 month	16.67	5.00			1500

non-human primate	2 sites of 5 ml/kg each	single dose	25.00	10.00			3000
	2 sites of 3.33 ml/kg each	14 days	16.67	6.66			2000
	2 site of 2.5 ml/kg	1 month	12.50	5.00			1500
	each

FOOTNOTES:

a	— conversions between mL/dose and mL/kg assumes mouse weight of 0.02 kg

a	— conversions between mL/dose and mL/kg assumes rat weight of 0.25 kg

a	— conversions between mL/dose and mL/kg assumes rabbit weight of 2.5 kg

a	— conversions between mL/dose and mL/kg assumes dog weight of 10 kg

a	— conversions between mL/dose and mL/kg assumes monkey weight of 5 kg

[ ** ]	=	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CyDex Inc. 12980 Metcalf Ave., Suite 470, Overland Park, KS 66213 • (913) 685-8850 • FAX (913) 685-8856 • E-mail: CDInfo@cydexinc,comVersion 1,

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Table 6 Captisol®: Allowble Dosing Matrix — Subcutaneous (SC) Implantable Device Summary

NOTES: 1)	The allowable dose may not be exceeded without CyDex approval. These doses and the 30% wlv concentration do not necessarily represent the highest safe dosing conditions. However, they are the highest values to which CyDex has given limited approval for use.

2)	If Captisol concentration used is < 30% w/v, then the volume administered may be increased accordingly, but the dose delivered may not exceed that granted under this limited approval.
Table 6: Allowable SC Implantable Device Captisol® Doses by Duration of Study

Example Volume[2]
			(based on use of 30% w/v Captisol		Example		Daily Allowable
Subcutaneous Implantable Device			delivering indicated dose)		Concentration		Captisol®Dose[1]
Species	MiniPumps	Duration	(mL/dose)	(mL/kg)	(% w/v)	(mg/mL)	(mg/kg)

mouse	1 pump @ 1 uL/hr = 0.024 mL/day 1 pump @ 0.5 uL/hr = 0.012 mL/day each 1 pump @ 0.25 uL/hr = 0.006 mL/day	7 days 14 days 1 month	0.024 0.012 0.006	1.20 0.60 0.30	The highest concentration granted under this limited approval is 30% w/v (300 mg/mL).[1]		360 180 90
rat	2 pumps @ 10 uL/hr = 0.24 mL/day each	7 days	0.480	1.92			576
	2 pumps @ 5 uL/hr = 0.12 mL/day each	14 days	0.240	0.96			288
	2 pumps @ 2.5 uL/hr = 0.06 mL/day each	1 month	0.120	0.48			144
rabbit	*	*	*	*	*		*
dog	*	*	*	*	*		*
non-human primate	*	*	*	*	*		*
* Limited to no data exists for these species. Contact CyDex for approval of dosing conditions.

FOOTNOTES:

a	— conversions between mL/dose and mL/kg assumes mouse weight of 0.02 kg

a	— conversions between mL/dose and mL/kg assumes rat weight of 0.25 kg

a	— conversions between mL/dose and mL/kg assumes rabbit weight of 2.5 kg

a	— conversions between mL/dose and mL/kg assumes dog weight of 10 kg

a	— conversions between mL/dose and mL/kg assumes monkey weight of 5 kg

[ ** ]	=	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Table 7 Captisol®: Allowble Dosing Matrix — Oral Solution Summary

NOTES: 1)	The allowable dose may not be exceeded without CyDex approval. These doses and the 30% w/v concentration do not necessarily represent the highest safe dosing conditions. However, they are the highest values to which CyDex has given limited approval for use.

2)	If Captisol concentration used is < 30`)/0 w/v, then the volume administered may be increased accordingly, but the dose delivered may not exceed that granted under this limited approval.
Table 7: Allowable Oral Solution Captisol® Doses by Duration of Study

Example Volume[2]
		(based on use of 30% w/v Captisol				Daily Allowable
Oral Solution (Gavage)		delivering indicated dose)		Example Concentration		Captisol® Dose[1]
Species	Duration	(mL/dose)	(mL/kg)	(% w/v)	(mg/mL)	(mg/kg)

mouse	single dose 14 days	0.33 0.27	16.67 13.33	The highest concentration granted under this limited		5000 4000
	1 month	0.13	6.67	approval is 30% w/v (300 mg/mL).[1]		2000
rat	single dose	4.17	16.67			5000
	14 days	3.33	13.33			4000
	1 month	1.67	6.67			2000
rabbit	single dose	*	*	*	*	*
	14 days	*	*	*	*	*
	1 month	*	*	*	*	*
dog	single dose	*	*	*	*	*
	14 days	*	*	*	*	*
	1 month	*	*	*	*	*

non-human primate	single dose	*	*	*	*	*
	14 days	*	*	*	*	*
	1 month	*	*	*	*	*
*Limited to no data exists for these species. Contact CyDex for approval of dosing conditions.

FOOTNOTES:

a	— conversions between mL/dose and mL/kg assumes mouse weight of 0.02 kg

a	— conversions between mL/dose and mL/kg assumes rat weight of 0.25 kg

a	— conversions between mL/dose and mL/kg assumes rabbit weight of 2.5 kg

a	— conversions between mL/dose and mL/kg assumes dog weight of 10 kg

a	— conversions between mL/dose and mL/kg assumes monkey weight of 5 kg

[ ** ]	=	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CyDex Inc. 12980 Metcalf Ave., Suite 470, Overland Park, KS 66213 • (913) 685-8850 • FAX (913) 685-8856 • E-mail: CDInfo@cydexinc,comVersion 1,

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Table 8 Captisol®: Allowble Dosing Matrix — Oral Solid Summary

NOTES: 1)	The allowable dose may not be exceeded without CyDex approval. At this time, limited data exists for the oral dosing of solid Captisol. Please contact CyDex for approval of dosing conditions.
Table 8: Allowable Oral Solid Captisol®Doses by Duration of Study

Daily Allowable
Oral Solid		Example Formulation		Example Dosage Forms	Captisol® Dose
Species	Duration	(mg/dose)	(Number of Doses)		(mg/kg)

mouse	single dose	*	*	Powders	*
	14 days	*	*	Capsules	*
	1 month	*	*	Tablets	*
rat	single dose	*	*		*
	14 days	*	*		*
	1 month	*	*		*
rabbit	single dose	*	*	At this time, limited data exists for the oral	*
	14 days	*	*	dosing of solid Captisol.	*
	1 month	*	*	Please contact CyDex for approval of dosing conditions.	*
dog	single dose	*	*		*
	14 days	*	*		*
	1 month	*	*		*
non-human primate	single dose	*	*		*
	14 days	*	*		*
	1 month	*	*		*
*Limited to no data exists for these species. Contact CyDex for approval of dosing conditions.

FOOTNOTES:

a — conversions between mL/dose and mL/kg assumes mouse weight of 0.02 kg
a — conversions between mL/dose and mL/kg assumes rat weight of 0.25 kg
a — conversions between mL/dose and mL/kg assumes rabbit weight of 2.5 kg
a — conversions between mL/dose and mL/kg assumes dog weight of 10 kg
a — conversions between mL/dose and mL/kg assumes monkey weight of 5 kg

[ ** ]	=	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CyDex Inc. 12980 Metcalf Ave., Suite 470, Overland Park, KS 66213 • (913) 685-8850 • FAX (913) 685-8856 • E-mail: CDInfo@cydexinc,comVersion 1,

07/17/00

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Appendix A

[ ** ]	=	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
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Oral Solution Formulation Protocol

CyDex Protocol Tracking form	Protocol # _____

Title of Study:

Purpose:

Animal: (include species, age, and weight)
Study Design

Formulation		Drug Exposure (optional)			Captisol Exposure			# of Animals
Volume	Doses
(ml/kg)	per Day	mg/ml	mg/kg	mg/kg/day	mg/ml	mg/kg	mg/kg/day	Male	Female

Route:
Dosing Regine:
Vehicle:
Examination: (check all that apply)

☐ Clinical Observation	☐ Body Weight	☐ Clinical Chemistry
☐ Food Consumption	☐ Electrocardiograms	☐ Toxicokinetics
☐ Ophthalmology	☐ Urinalysis	☐ Hematology
☐ Organ Weight	☐ Necropsy	☐ Microscopy
☐ Others
Performing Laboratory:
Dosing Schedule:
Expected Report Submission:

GLP:	This study be conducted in accordance with GLP standards. (will or will not)
Necessary amount of Captisol needed for study:

[ ** ] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
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Parenteral Formulation Protocol

CyDex Protocol Tracking form	Protocol # _____

Title of Study:

Purpose:

Animal: (include species, age, and weight)
Study Design

Formulation		Drug Exposure (optional)			Captisol Exposure			# of Animals
Volume	Doses
(ml/kg)	per Day	mg/ml	mg/kg	mg/kg/day	mg/ml	mg/kg	mg/kg/day	Male	Female

Route:
Duration
Injection Speed:
Injection Volume
Vehicle:
Examination: (check all that apply)

☐ Clinical Observation	☐ Body Weight	☐ Clinical Chemistry
☐ Food Consumption	☐ Electrocardiograms	☐ Toxicokinetics
☐ Ophthalmology	☐ Urinalysis	☐ Hematology
☐ Organ Weight	☐ Necropsy	☐ Microscopy
☐ Others
Performing Laboratory:
Dosing Schedule:
Expected Report Submission:

GLP:	This study be conducted in accordance with GLP standards. (will or will not)
Necessary amount of Captisol needed for study:

[ ** ] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
CyDex Inc. 12980 Metcalf Ave., Suite 470, Overland Park, KS 66213 • (913) 685-8850 • FAX (913) 685-8856 • E-mail: CDInfo@cydexinc,comVersion 1,

Page 17 07/17/00
Oral Solid Formulation Protocol

CyDex Protocol Tracking form	Protocol # _____

Title of Study:

Purpose:

Animal: (include species, age, and weight)

Mean Weight Range:
Study Design

Formulation		Drug Exposure (optional)			Captisol Exposure			# of Animals
Volume	Doses
(ml/kg)	per Day	mg/ml	mg/kg	mg/kg/day	mg/ml	mg/kg	mg/kg/day	Male	Female

Dosing Regime:
Vehicle:
Examination: (check all that apply)

☐ Clinical Observation	☐ Body Weight	☐ Clinical Chemistry
☐ Food Consumption	☐ Electrocardiograms	☐ Toxicokinetics
☐ Ophthalmology	☐ Urinalysis	☐ Hematology
☐ Organ Weight	☐ Necropsy	☐ Microscopy
☐ Others
Performing Laboratory:
Dosing Schedule:
Expected Report Submission:

GLP:	This study be conducted in accordance with GLP standards. (will or will not)
Necessary amount of Captisol needed for study:

[ ** ] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
CyDex Inc. 12980 Metcalf Ave., Suite 470, Overland Park, KS 66213 • (913) 685-8850 • FAX (913) 685-8856 • E-mail: CDInfo@cydexinc,comVersion 1,

Page 18 07/17/00
Appendix B

[ ** ] =	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
CyDex Inc. 12980 Metcalf Ave., Suite 470, Overland Park, KS 66213 • (913) 685-8850 • FAX (913) 685-8856 • E-mail: CDInfo@cydexinc,comVersion 1,

Page 1 07/17/00
RESULTS SUMMARY
Protocol #

Title:

Studies conducted under protocol:

Study Number	Dates of Study	Variations from Protocol? (If so, please explain)

Results Summary

Attach any supporting documents as needed.

[ ** ]	=	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CyDex Inc. 12980 Metcalf Ave., Suite 470, Overland Park, KS 66213 • (913) 685-8850 • FAX (913) 685-8856 • E-mail: CDInfo@cydexinc,comVersion 1,

March 6, 2007
Dr. Susan Molineaux
CSO
Proteolix
230 East Grand Avenue, Suite A
South San Francisco, CA 94080
Dear Dr. Molineaux:
     Per section 4.2(a) of our license and supply agreement dated October 12th, 2005, the purchase price of clinical and research grades of Captisol is subject to an annual increase equal to the average percentage indicated by the Producer Price Index (Pharmaceutical Preparations) as reported by the Bureau of Labor Statistics, U.S. Department of Labor, for the 12-month period ending October 31 of the prior year (http://data.bls.gov/cgi-bin/surveymost?wp).
     Said increase for the captioned period is 4.7%. This change is effective as of January 1st, 2007 and for the remainder of the calendar year. Kindly reflect price change on any purchases during 2007.
     This letter serves as an amendment to the supply agreement. Attached you will find amendment to Exhibit C detailing the new price list.
     If you have any questions, please contact Allen Roberson at (913) 402-3536 or via email at aroberson@cydexinc.com.
With best regards,
/s/ Michelle Baragary
Michelle Baragary
Business Development Coordinator
enclosure

cc:	Jeff Stegall Allen Roberson

[ ** ]	=	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

AMENDMENT TO EXHIBIT C
PURCHASE PRICE FOR CAPTISOL
Effective January 1, 2007
1. Clinical Grade CAPTISOL: US$[ ** ] per kg, until such time as Proteolix orders more than [ ** ] of Clinical Grade CAPTISOL, at which time the price of Clinical Grade CAPTISOL will [ ** ] US$[ ** ] per kg.
2. Commercial Grade CAPTISOL: The price of Commercial Grade CAPTISOL shall be determined pursuant to the following table, but subject to adjustment pursuant to Section 4.2(a) of the Agreement.

SUPPLIED CAPTISOL	COST
(METRIC TONS PER YEAR)	(US$ PER KG)
[ ** ]	[ ** ]
[ ** ]	[ ** ]
[ ** ]	[ ** ]
[ ** ]	[ ** ]
3. Research Grade CAPTISOL:

Catalog No.	Package Size	Price (USD)
NC-CAP-103	100 grams	[ ** ]
NC-CAP-105	500 grams	[ ** ]
NC-CAP-106	1 kilogram	[ ** ]
NC-CAP-107	5 kilograms	[ ** ]
	> 5 kilograms	[ ** ]

[ ** ]	=	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2 January 2008
Dr. Susan Molineaux
CSO
Proteolix
230 East Grand Avenue, Suite A
South San Francisco, CA 94080
Dear Dr. Molineaux,
Per section 4.2(a) of our License and Supply Agreement dated October 12, 2005, the purchase price of research, clinical and commercial grades of Captisol is subject to an annual increase equal to the average percentage indicated by the Producer Price Index (Pharmaceutical Preparations) as reported by the Bureau of Labor Statistics, U.S. Department of Labor, for the 12-month period ending October 31 of the prior year (http://data.bls.gov/cgi-bin/surveymost?wp).
Said increase for the captioned period is 5.0%. However, CyDex has made the decision to increase only the clinical grade of Captisol by [ ** ]%. This change is effective as of January 1, 2008 and for the remainder of the calendar year. Kindly reflect price change on future purchase orders.
This letter serves as an amendment to the license and supply agreement. Attached you will find the 2nd Amendment to Exhibit C detailing the new price list.
If you have any questions, please contact Allen Roberson at (913) 402-3536 or via email at aroberson@cydexinc.com.
With best regards,

/s/ Michelle Baragary

Michelle Baragary Business Development Coordinator Enclosure

cc:	Jeff Stegall Leon Ku Allen Roberson

[ ** ]	=	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2nd AMENDMENT TO EXHIBIT C
PURCHASE PRICE FOR CAPTISOL
Effective January 1, 2008
1. Clinical Grade CAPTISOL: US$[ ** ] per kg, until such time as Proteolix orders more than [ ** ] of Clinical Grade CAPTISOL, at which time the price of Clinical Grade CAPTISOL will [ ** ] US$[ ** ] per kg.
2. Commercial Grade CAPTISOL: The price of Commercial Grade CAPTISOL shall be determined pursuant to the following table, but subject to adjustment pursuant to Section 4.2(a) of the Agreement.

Supplied CAPTISOL	Cost
(Metric Tons Per Year)	(US$ per kg)
[ ** ]	[ ** ]
[ ** ]	[ ** ]
[ ** ]	[ ** ]
[ ** ]	[ ** ]
3. Research Grade CAPTISOL:

Catalog No.	Package Size	Price (USD)
NC-CAP-103	100 grams	[ ** ]
NC-CAP-105	500 grams	[ ** ]
NC-CAP-106	1 kilogram	[ ** ]
NC-CAP-107	5 kilograms	[ ** ]
	> 5 kilograms	[ ** ]

[ ** ]	=	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

February 9, 2009
Dr. Susan Molineaux
CSO
Proteolix
230 East Grand Avenue, Suite A
South San Francisco, CA 94080
Dear Dr. Molineaux,
Per section 4.2(a) of our License and Supply Agreement dated October 12, 2005, the purchase price of research, clinical and commercial grades of Captisol is subject to an annual increase equal to the average percentage indicated by the Producer Price Index (Pharmaceutical Preparations) as reported by the Bureau of Labor Statistics, U.S. Department of Labor, for the 12-month period ending October 31 of the prior year (http://data.bls.gov/cgi-bin/surveymost?wp).
Said increase for the captioned period is 6.2%. However, CyDex has made the decision to increase only clinical grade of Captisol by [ ** ]% and research grade of Captisol by [ ** ]%. This change is effective as of March 1, 2009 and for the remainder of the calendar year. Kindly reflect price change on future purchase orders.
This letter serves as an amendment to the license and supply agreement. Attached you will find the 3rd Amendment to Exhibit C detailing the new price list.
If you have any questions, please contact Allen Roberson at (913) 402-3536 or via email at aroberson@cydexinc.com.
With best regards,
/s/ Marylyn Rives
Marylyn Rives
Business Development Coordinator

Enclosure

cc:	Jeff Stegall Leon Ku Allen Roberson

[ ** ]	=	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3rd AMENDMENT TO EXHIBIT C
PURCHASE PRICE FOR CAPTISOL
Effective March 1, 2009
1. Clinical Grade CAPTISOL: US$[ ** ] per kg, until such time as Proteolix orders more than [ ** ] of Clinical Grade CAPTISOL, at which time the price of Clinical Grade CAPTISOL will [ ** ] US$[ ** ] per kg.
2. Commercial Grade CAPTISOL: The price of Commercial Grade CAPTISOL shall be determined pursuant to the following table, but subject to adjustment pursuant to Section 4.2(a) of the Agreement.

Supplied CAPTISOL	Cost
(Metric Tons Per Year)	(US$ per kg)
[ ** ]	[ ** ]
[ ** ]	[ ** ]
[ ** ]	[ ** ]
[ ** ]	[ ** ]
3. Research Grade CAPTISOL:

Catalog No.	Package Size	Price (USD)
NC-CAP-103	100 grams	[ ** ]
NC-CAP-105	500 grams	[ ** ]
NC-CAP-106	1 kilogram	[ ** ]
NC-CAP-107	5 kilograms	[ ** ]
	> 5 kilograms	[ ** ]

[ ** ]	=	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

10513 W. 84th Terrace
Lenexa, KS 65214
P 913.685.8850
F: 913.685.8856
www.cydexpharma.com
January 20, 2010
Leon Ku
Director, Supply Chain Management
Onyx Pharmaceuticals
333 Allerton Avenue
South San Francisco, CA 94080
Dear Mr. Ku,
Per section 4.2(a) of our License and Supply Agreement dated October 12, 2005, the purchase price of research, clinical and commercial grades of Captisol is subject to an annual increase equal to the average percentage indicated by the Producer Price Index (Pharmaceutical Preparations) as reported by the Bureau of Labor Statistics, U.S. Department of Labor, for the 12-month period ending October 31 of the prior year (http://data.bls.gov/cgi-bin/surveymost?wp).
Said increase for the captioned period is 6.3%. However, CyDex has made the decision to increase the price of clinical grade of Captisol by [ ** ]% and research grade of Captisol by [ ** ]%. This change is effective as of February 15, 2010 and for the remainder of the calendar year. Kindly reflect price change on future purchase orders.
This letter serves as an amendment to the license and supply agreement. Attached you will find the 4th Amendment to Exhibit C detailing the new price list.
If you have any questions, please contact Marylyn Rives at (913) 685-8850 or via email at mrives@cydexpharma.com.
With best regards,
/s/ Jessica Smith
Jessica Smith
Business Development & Marketing Assistant
Enclosure

[ ** ]	=	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

10513 W. 84th Terrace
Lenexa, KS 65214
P 913.685.8850
F: 913.685.8856
www.cydexpharma.com

cc:	Jeff Stegall Evan Lewis Allen Roberson

[ ** ]	=	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

10513 W. 84th Terrace
Lenexa, KS 65214
P 913.685.8850
F: 913.685.8856
www.cydexpharma.com
4th AMENDMENT TO EXHIBIT C
PURCHASE PRICE FOR CAPTISOL
Effective February 15, 2010
1. Clinical Grade CAPTISOL: US$[ ** ] per kg, until such time as Proteolix orders more than [ ** ] of Clinical Grade CAPTISOL, at which time the price of Clinical Grade CAPTISOL will [ ** ] US$[ ** ] per kg.
2. Commercial Grade CAPTISOL: The price of Commercial Grade CAPTISOL shall be determined pursuant to the following table, but subject to adjustment pursuant to Section 4.2(a) of the Agreement.

Supplied CAPTISOL	Cost
(metric tons per year)	(US$ per kg)
[ ** ]	[ ** ]
[ ** ]	[ ** ]
[ ** ]	[ ** ]
[ ** ]	[ ** ]
3. Research Grade CAPTISOL:

Catalog No.	Package Size	Price (USD)
NC-CAP-103	100 grams	[ ** ]
NC-CAP-105	500 grams	[ ** ]
NC-CAP-106	1 kilogram	[ ** ]
NC-CAP-107	5 kilograms	[ ** ]
	> 5 kilograms	[ ** ]

[ ** ]	=	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.